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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Old Second Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

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OLD SECOND BANCORP, INC.
37 South River Street, Aurora, Illinois 60506

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 21, 2013

TO THE STOCKHOLDERS:

        The annual meeting of stockholders of Old Second Bancorp, Inc., will be held on Tuesday, May 21, 2013, at 10:00 a.m., central time, at Waubonsee Community College, 18 S. River Street, Aurora, Illinois, for the following purposes:

  1.
  to elect three members of the board of directors;

  2.
  to approve, in a non-binding, advisory vote, the compensation of our named executive officers, as described in the proposal on Old Second's executive compensation disclosed in the proxy statement, which is referred to as the "say-on-pay" proposal;

  3.
  to approve, in a non-binding, advisory vote, the frequency with which stockholders will vote on future say-on-pay proposals;

  4.
  to ratify the Amended and Restated Rights Agreement and Tax Benefits Preservation Plan, between Old Second Bancorp, Inc., and Old Second National Bank, as Rights Agent, dated September 12, 2012;

  5.
  to ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for the year ended December 31, 2013; and

  6.
  to transact such other business as may properly be brought before the meeting or any postponements or adjournments of the meeting.

        The board of directors is not aware of any other business to come before the meeting. Stockholders of record at the close of business on March 22, 2013 are the stockholders entitled to vote at the meeting and any and all adjournments or postponements of the meeting. In the event there are an insufficient number of votes for a quorum at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit further solicitation of proxies.

By order of the board of directors

William B. Skoglund Chairman and Chief Executive Officer

Aurora, Illinois
April 15, 2013

IMPORTANT:    THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

OLD SECOND BANCORP, INC.
37 South River Street, Aurora, Illinois 60506

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation by the board of directors of Old Second Bancorp, Inc., a Delaware corporation, of proxies to be voted at the annual meeting of stockholders. This meeting is to be held at Waubonsee Community College, 18 S. River St., Aurora, Illinois, on May 21, 2013 at 10:00 a.m., central time, or at any postponements or adjournments of the meeting. Old Second conducts full service community banking and trust business through its wholly-owned subsidiary, Old Second National Bank.

        A copy of our annual report for the year ended December 31, 2012, which includes audited financial statements, is enclosed. This proxy statement was first mailed to stockholders on or about April 15, 2013. As used in this proxy statement, the terms "Old Second," "the Company," "we," "our" and "us" all refer to Old Second Bancorp, Inc., and its subsidiaries.

Why am I receiving this proxy statement and proxy form?

        You are receiving a proxy statement and proxy form from us because on March 22, 2013, the record date for the annual meeting, you owned shares of our common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning these matters to assist you in making an informed decision.

        When you sign the enclosed proxy form, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy form, ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy form in advance of the meeting just in case your plans change.

        If you have signed and returned the proxy form and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her best judgment.

What matters will be voted on at the meeting?

        You are being asked to vote on: (i) the election of three nominees to our board of directors; (ii) a non-binding, advisory proposal to approve the compensation of our named executive officers, which is referred to as the "say-on-pay" proposal; (iii) a non-binding advisory proposal regarding the frequency with which stockholders will vote on such say-on-pay proposals in the future; (iv) the ratification of our Amended and Restated Rights Agreement and Tax Benefits Preservation Plan (the "Tax Benefits Plan"); (v) the ratification of Plante & Moran, PLLC as our independent registered public accounting firm for the year ended December 31, 2013; and (vi) any other business that may properly be brought before the meeting.

How do I vote?

        A form of proxy is enclosed for use at the meeting. If the proxy is executed and returned, it may nevertheless be revoked at any time insofar as it has not been exercised. Stockholders attending the meeting may, on request, vote their own shares even though they have previously sent in a proxy. Unless revoked or instructions to the contrary are contained in the proxies, the shares represented by validly executed proxies will be voted at the meeting and will be voted "FOR" the election of the nominees for director named in this proxy statement, "FOR" the say-on-pay proposal, "FOR" the "every year" frequency alternative for the say-on-pay proposal, "FOR" the ratification of our Tax Benefits Plan and "FOR" the ratification of our independent registered public accounting firm.

        If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of a broker or other fiduciary (or what is usually referred to as "street name"), you will need to arrange to obtain a proxy from the record holder in order to vote in person at the meeting. Even if you plan to attend the annual meeting, we ask that you complete and return your proxy card in advance of the annual meeting in case your plans change.

What does it mean if I receive more than one proxy form?

        It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy forms to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

        If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

        Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as ratifying the appointment of an independent registered public accounting firm, but cannot vote on non-routine matters, such as the adoption or amendment of a stock incentive plan, unless they have received voting instructions from the person for whom they are holding shares. If there is a matter presented to stockholders at a meeting and your broker does not receive instructions from you on how to vote on that matter, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on that matter. This is generally referred to as a "broker non-vote" and may affect the outcome of the voting on those matters.

        The election of directors, the say-on-pay proposals, the ratification of our Tax Benefits Plan are considered non-routine matters. Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the 2013 annual meeting upon receipt of our proxy materials. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

What if I change my mind after I return my proxy card.

        If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

  •
  signing another proxy card with a later date and returning that proxy card to us;

  •
  sending notice to us that you are revoking your proxy, or

  •
  voting in person at the meeting.

        If you hold your shares in the name of your broker or other fiduciary and desire to revoke your proxy, you will need to contact that party to revoke your proxy.

How many votes do we need to hold the annual meeting?

        A majority of the shares that were outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business. On

March 22, 2013, the record date, there were 14,084,328 shares of common stock outstanding. A majority of these shares must be present in person or by proxy at the meeting.

        Shares are counted as present at the meeting if the stockholder either:

  •
  is present in person at the meeting; or

  •
  has properly submitted a signed proxy form or other proxy.

What happens if any nominee is unable to stand for re-election?

        The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than three nominees. The board has no reason to believe any nominee will be unable to stand for re-election.

What options do I have in voting on each of the proposals?

        Except with respect to the election of directors, you may vote "for," "against" or "abstain" on each proposal properly brought before the meeting. In the election of directors you may vote "for" or "withhold authority to vote for" each nominee.

How many votes may I cast?

        Generally, you are entitled to cast one vote for each share of stock you owned on the record date with respect to each of the proposals. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for each proposal?

        Except with respect to the election of directors and the frequency with which future say-on-pay votes will be held, a majority of votes present and entitled to vote at the meeting will approve each matter that arises at the annual meeting.

        The directors are elected by a plurality and the three individuals receiving the highest number of votes cast "FOR" their election will be elected as directors of Old Second. A "withhold authority" vote will have the same effect as a vote against the election of a particular director. The frequency with which future say-on-pay votes will be held will also be decided by a plurality, with the frequency receiving the most votes being considered the choice of the stockholders. Abstentions and broker non-votes will have no effect on this proposal. Please note, however, because the say-on-pay vote is advisory, it will not be binding upon the board of directors or the Compensation Committee.

        Abstentions and broker non-votes, if any, will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present. So long as a quorum is present, abstentions and broker non-votes will have no effect on the election of directors. Abstentions will have the effect of a vote against the say-on-pay proposal and the ratification of the appointment of our independent registered public accounting firm, while broker non-votes will not affect these votes.

How are votes counted?

        Voting results will be tabulated and certified by the election judges.

Where do I find the voting results of the meeting?

        If available, we will announce voting results at the meeting. The voting results will also be disclosed in a Form 8-K within four business days of the voting.

Important Notice Regarding the Availability of Proxy Material for the Stockholder Meeting to be held on May 21, 2013.

        Full copies of the proxy statement, the proxy card and other materials for the annual meeting are available on the internet at www.oldsecond.com under "2013 Annual Meeting Materials." Stockholders will receive a full set of these materials through the mail from us or from your broker.

 PROPOSAL 1:

ELECTION OF DIRECTORS

        Old Second's board of directors is divided into three classes, approximately equal in number, which are elected by our common stockholders, and one class that is elected by the holders of our Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the "Series B Preferred Stock"). At the annual meeting to be held on May 21, 2013, you will be entitled to elect three directors for terms expiring in three years, as described herein. We have no knowledge that any of the nominees will refuse or be unable to serve as directors, but if any of the nominees becomes unavailable for election, the holders of proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

        The Nominating and Corporate Governance Committee of the board of directors of Old Second has nominated three persons for election at this annual meeting, all of whom are incumbent directors.

        Set forth below is information concerning the nominees for election and for the other directors whose term of office will continue after the meeting, including their age, year first elected or appointed as a director and business experience during the previous five years. The three nominees for director, if elected at the annual meeting, will serve for terms expiring in 2016. None of the directors serve on the boards of any other publicly traded companies besides Old Second.

        Unless authority to vote for the nominees is withheld, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the board of directors.

Board Recommendation

        The board of directors recommends you vote your shares "FOR" each of the nominees for director.

NOMINEES

Name	Served as Old Second Director Since	Principal Occupation
(Term expires 2013)
Edward Bonifas (Age 53)	2000	Vice President, Alarm Detection Systems, Inc., producer and installer of alarm systems, closed circuit video systems and card access control systems.
William Meyer (Age 65)	1995	President, William F. Meyer Co., a wholesale plumbing supply company.
William B. Skoglund (Age 62)	1992	Chairman and Chief Executive Officer of Old Second Bancorp, Inc. and Chairman of Old Second National Bank.

 CONTINUING DIRECTORS

Name	Served as Old Second Director Since	Principal Occupation
(Term expires 2014)
Barry Finn (Age 53)	2004	President and Chief Executive Officer, Rush-Copley Medical Center (2002-present), Chief Operating Officer and Chief Financial Officer, Rush-Copley Medical Center (1996-2002).
William Kane (Age 61)	1999	Partner, Label Printers, Inc., a printing company.
John Ladowicz (Age 60)	2008	Former Chairman and Chief Executive Officer of HeritageBanc, Inc. and Heritage Bank (1996-2008).

Name	Served as Old Second Director Since	Principal Occupation
(Term expires 2015)
J. Douglas Cheatham (Age 56)	2003

Executive Vice President and Chief Financial Officer, Old Second Bancorp, Inc. (2007-present), Secretary, Old Second Bancorp,  Inc. (2010-present), Sr. Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary, Old Second Bancorp, Inc. (2003-2007).

James Eccher (Age 47)	2006

Executive Vice President and Chief Operating Officer, Old Second Bancorp, Inc. (2007-present), President and Chief Executive Officer, Old Second National Bank (2003-present), Sr. Vice President and Branch Director, Old Second National Bank (1999-2003), President and Chief Executive Officer of Bank of Sugar Grove (1995-1999).

Gerald Palmer (Age 67)	1998	Retired Vice President/General Manager, Caterpillar, Inc., a construction equipment manufacturer.
James Carl Schmitz (Age 64)	1999	Tax Consultant (1999-present), Director of Taxes with H. B. Fuller Company (1998), tax specialist with KPMG LLP (1999).

Class B	The holders of our Series B Preferred Stock have the right to appoint two directors to our board upon our deferral of the dividend payments on the Series B Preferred Stock for an aggregate of six quarters. As the holder of the Series B Preferred Stock, the U.S. Department of the Treasury ("Treasury") appointed the following individual to serve on the Company's board of directors. Class B Directors are elected for a one-year term and will be annually re-elected by the holders of our Series B Preferred Stock.

Name	Served as Old Second Director Since	Principal Occupation
Duane Suits (Age 63)	2012	Retired Partner, Sikich LLC, financial service firm, and Independent Financial Services Provider (2004-present)

        All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer.

Director Qualifications

        We have established minimum criteria that we believe each director should possess to be an effective member of our board. Those criteria are discussed in more detail on page 9 of this proxy statement. The particular experience, qualifications, attributes or skills that led the board to conclude that each member is qualified to serve on the board and any committee he or she serves on is as follows:

        Mr. Bonifas:    We consider Mr. Bonifas to be a qualified candidate for service on the board, the Audit Committee and the Compensation Committee due to his skills and expertise acquired as a leader of a successful business and his prominence in the community.

        Mr. Cheatham:    We consider Mr. Cheatham to be a qualified candidate for service on the board due to his experience in the financial services industry and the familiarity with Old Second's operations he has acquired as Chief Financial Officer of Old Second.

        Mr. Eccher:    We consider Mr. Eccher to be a qualified candidate for service on the board due to his experience in the financial services industry and the familiarity with Old Second's operations he has acquired as the Chief Operating Officer of Old Second and President of Old Second National Bank.

        Mr. Finn:    We consider Mr. Finn to be a qualified candidate for service on the board and the Nominating and Corporate Governance Committee and the Audit Committee due to his business and financial expertise acquired as an executive at a successful local medical center, as well as his prominence in the community.

        Mr. Kane:    We consider Mr. Kane to be a qualified candidate for service on the board and the Compensation Committee due to his experience as a partner at a successful local business, his general experience in business and his prominence in the community.

        Mr. Ladowicz:    We consider Mr. Ladowicz to be a qualified candidate for service on the board, the Audit Committee and the Nominating and Corporate Governance Committee due to his previous experience as a chief executive officer in the financial services industry, as well as his extensive knowledge of the market areas we entered through the acquisition of HeritageBanc, Inc. in 2008.

        Mr. Meyer:    We consider Mr. Meyer to be a qualified candidate for service on the board, the Compensation Committee and the Nominating and Corporate Governance Committee due to his skills and expertise acquired as president of a well-established local business and his prominence in the local business community.

        Mr. Palmer:    We consider Mr. Palmer to be a qualified candidate for service on the board, the Compensation Committee and the Nominating and Corporate Governance Committee due to his skills and expertise acquired as vice president of a successful publicly traded company, his experience in the industrial manufacturing industry and his knowledge of the business community in the markets we serve.

        Mr. Schmitz:    We consider Mr. Schmitz to be a qualified candidate for service on the board and the Audit Committee due to his skills and expertise in tax consulting and his familiarity with our local market areas.

        Mr. Skoglund:    We consider Mr. Skoglund to be a qualified candidate for service on the board due to his skills and experience in the financial services industry and the intimate familiarity with Old Second's operations he has acquired as the Chief Executive Officer of Old Second.

        Mr. Suits:    Pursuant to the terms of Old Second's outstanding Series B Preferred Stock issued to Treasury on January 16, 2009, in connection with our participation in the TARP Capital Purchase Program, Treasury appointed Mr. Suits to our board as a Class B Director. Mr. Suits' appointment was approved by the unanimous written consent of the board on November 20, 2012. Mr. Suits was also appointed to the Audit Committee. Although holders of our common stock are not entitled to vote for the election of Mr. Suits to our board of directors, we consider Mr. Suits to be a qualified candidate for service due to his skills and experience in the financial services industry and his familiarity with Old Second's operations.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

        Currently, the board of directors is made up of eleven directors of which ten are elected by the holders of our common stock every three years to serve staggered terms and one is elected annually by the holders of our Series B Preferred Stock. As discussed below, Treasury as the holder of our Series B Preferred Stock had the right to appoint two directors to our board upon our deferral of the dividend payments on the Series B Preferred Stock for an aggregate of six quarters (the "Class B Directors"). Treasury exercised this right on November 20, 2012, and appointed Mr. Suits to our board of directors. Subsequent to that appointment, Treasury sold all of our Series B Preferred Stock to third party investors, including certain of our directors. As the current holders of our Series B Preferred Stock, these holders also have the right to elect two Class B Directors. Consequently, if the holders of Series B Preferred Stock exercise their right to appoint an additional Class B Director, our board will consist of twelve directors instead of eleven. Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of Old Second, which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the board and through committee membership, which is discussed below. The board has determined that all of the directors and nominees are "independent" as defined by the Nasdaq Stock Market, with the exception of Messrs. Skoglund, Cheatham and Eccher, each of whom is an executive officer.

        The board of directors held 12 regular and zero special meetings during 2012. All of the directors attended at least 75% of these meetings and the meetings of the committees on which they served. We typically schedule a board meeting in conjunction with our annual meeting and expect that our directors will attend our annual meeting. Last year, all directors, with the exception of Mr. Suits who had not yet been appointed to the board, attended our annual meeting.

        The board of directors believes that it is important to encourage the highest level of corporate ethics and responsibility. Among other things, the board adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees, as well as a procedure for allowing employees to anonymously report any problems they may detect with respect to our financial reporting. The Code of Business Conduct and Ethics, as well as other information pertaining to our committees, corporate governance and reporting with the Securities and Exchange Commission, can be found on our website at www.oldsecond.com.

        The board of directors has standing Audit, Nominating and Corporate Governance and Compensation Committees, each of which is made up solely of directors who are deemed to be "independent" under the rules of Nasdaq. Nasdaq's independence rules include certain instances that will preclude a director from being deemed independent and the board reviews those requirements each year to determine a director's status as an independent director.

        During the review of Mr. Finn's status as an independent board member, the board considered Mr. Finn's roles as President and Chief Executive Officer at Rush-Copley Medical Center and Mr. Skoglund's position as the Vice Chairman of Rush-Copley's board of directors. Our board determined that this does not preclude a finding that Mr. Finn is independent under Nasdaq's rules because Mr. Skoglund does not serve on Rush-Copley's compensation committee and has recused himself from any discussions or votes that involve Mr. Finn's salary.

        Actions taken by each committee of the board are reported to the full board, usually at its next meeting. The principal responsibilities of each of the committees are described below.

Audit Committee

        The Audit Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee is solely responsible for the pre-approval of all audit and non-audit services to be provided by our independent registered public accounting firm and exercises its authority to do so in accordance with a policy that it has adopted. Additionally, the Audit Committee reviews and approves all related party transactions between Old Second and related parties in accordance with Nasdaq's rules and regulations.

        The members of our Audit Committee during 2012 were Messrs. Finn, (who served as Chairman), Bonifas, Ladowicz, Schmitz and Suits, each of whom is deemed to be an independent director under Nasdaq's rules. We expect that these members will continue to serve on the committee in 2013. Mr. Finn was appointed as chairman of the Audit Committee in 2008. Mr. Schmitz will serve as chairman of the Audit Committee at any meeting Mr. Finn is unable to attend or if Mr. Finn is otherwise unable to carry out the duties of Audit Committee chairman. The Audit Committee met 6 times in 2012.

        The board has designated Mr. Finn, who is currently President and Chief Executive Officer of Rush-Copley Medical Center and previously served as its Chief Operating Officer and Chief Financial Officer, as the "audit committee financial expert," as such term is defined by the regulations of the SEC. The board's determination was based upon Mr. Finn's level of knowledge and experience regarding financial matters and his experience overseeing and managing the audit of an organization, which he has gained both from his formal education and from his professional experience as the Chief Financial Officer of a regional hospital organization. The board believes that each of the other members of the Audit Committee possesses knowledge and experience sufficient to understand the complexities of the financial statements of Old Second. Mr. Finn, or another member of the Audit Committee, met on a quarterly basis during 2012 with our independent registered public accounting firm.

        The committee's duties, responsibilities and functions are further described in its charter, which is available on our website at www.oldsecond.com. You can request a copy of the committee's charter by sending a written request to the Corporate Secretary at 37 South River Street, Aurora, Illinois 60506, or by sending an e-mail requesting same to corporatesecretary@oldsecond.com.

Compensation Committee

        The Compensation Committee reviews the performance of Old Second's executive officers and establishes their compensation levels. The committee's duties, responsibilities and functions are further described in its charter, which is available on our website at www.oldsecond.com. You can request a copy of the committee's charter by sending a written request to the Corporate Secretary at 37 South River Street, Aurora, Illinois 60506, or by sending an e-mail requesting same to corporatesecretary@oldsecond.com. The Compensation Committee met 2 times during 2012.

        The members of the Compensation Committee in 2012 were Messrs. Bonifas, Kane, Meyer and Palmer (who served as Chairman), each of whom is an "independent" director as defined by Nasdaq, an "outside" director pursuant to Section 162(m) of the Internal Revenue Code and a "non-employee" director under Section 16 of the Securities Exchange Act of 1934. We expect that these members will continue to serve on the committee in 2013.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee reviews the qualifications of, and recommends to the board for nomination, candidates to stand for election at each annual meeting or to fill vacancies on the board as they may occur during the year. The committee also reviews on a periodic basis whether each director is "independent" under the rules of Nasdaq. Additionally, the Nominating and Corporate Governance Committee is responsible for reviewing our policies, procedures and structure as they relate to corporate governance. The committee's duties, responsibilities and functions are further described in its charter, which is available on our website at www.oldsecond.com. You can request a copy of the committee's charter by sending a written request to the Corporate Secretary at 37 South River Street, Aurora, Illinois 60506, or by sending an e-mail requesting same to corporatesecretary@oldsecond.com. The Nominating and Corporate Governance Committee met one time in 2012.

        The members of the Nominating and Corporate Governance Committee in 2012 were Messrs. Finn, Ladowicz, Meyer and Palmer (who served as Chairman), each of whom is deemed to be an independent director under Nasdaq's rules. It is anticipated that the Nominating and Corporate Governance Committee will consist of Messrs. Finn, Ladowicz, Meyer and Palmer throughout 2013. Mr. Palmer is expected to remain as Chairman of the committee in 2013.

Director Nominations and Qualifications

        In making its nominations for persons to be elected to the board of directors and included in our proxy statement, the Nominating and Corporate Governance Committee evaluates incumbent directors, board nominees and persons nominated by stockholders, if any. The committee reviews each candidate in light of the criteria that we believe each director should possess. Included in the criteria are whether each nominee: (i) meets the minimum requirements for service on the board of directors contained in our bylaws; (ii) is under the age of 70 at the time of his or her election, pursuant to our certificate of incorporation; (iii) possesses the highest personal and professional ethics, integrity and values; (iv) has, in the committee's opinion, a sufficient educational and professional background and relevant past and current employment affiliations, board affiliations and experience for service on the board; (v) has demonstrated effective leadership and sound judgment in his or her professional life; (vi) has a strong sense of service to the communities in which we serve; (vii) has exemplary management and communication skills; (viii) is free of conflicts of interest that would prevent him or her from serving on the board; (ix) will ensure that other existing and future commitments do not materially interfere with his or her service as a director; (x) will review and agree to meet the standards and duties set forth in the Company's Code of Business Conduct and Ethics; (xi) is willing to devote sufficient time to carrying out their duties and responsibilities effectively; and (xii) is committed to serving on the board for an extended period of time. While we do not have a separate diversity policy, the committee does consider the diversity of its directors and nominees in terms of knowledge, experience, skills, expertise and other demographics which may contribute to the board. The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to determine whether they are "independent" in accordance with Nasdaq requirements (to ensure that at least a majority of the directors will, at all times, be independent).

        The committee, when considering potential board members, will look at all of the foregoing criteria and arrive at the candidate that best meets the items set forth. The various qualifications and criteria are normally considered by the committee in connection with its evaluation of who the committee will recommend as the Company's nominees. Generally, each incumbent director standing for re-election should have and will have, at a minimum, attended at least 75% of board meetings during the past year and attended a majority of committee meetings of which he or she is a member. The committee retains the ability to make exceptions to this attendance requirement as individual circumstances warrant.

        All of the nominees for election as directors for the 2013 annual meeting were nominated by the committee. The committee did not receive any formal nominations for directors from our common stockholders.

Series B Preferred Stockholders' Ability to Elect Directors

        As discussed in greater detail in note 20 of our consolidated financial statements included in our 2012 Annual Report on Form 10-K, the Company entered into a Letter Agreement with Treasury in January 2009 pursuant to which the Company issued (i) 73,000 shares of the Company's Series B Preferred Stock and (ii) a warrant to purchase 815,339 shares of the Company's common stock for an aggregate purchase price of $73.0 million in cash. This transaction occurred pursuant to and was governed by Treasury's TARP Capital Purchase Program. The Series B Preferred Stock currently carries a 5% cumulative annual dividend rate, payable quarterly. Dividend payments on the Series B Preferred Stock may be deferred; however, failure to pay dividends on the Series B Preferred Stock for an aggregate of six quarters gave Treasury, or the holder of the Series B Preferred Stock, the right to elect two directors to our board, which continues until the Company has paid all outstanding dividends. The Company suspended quarterly cash dividends on its Series B Preferred Stock in August 2010, and, as of the date of this proxy statement, the Company has not paid dividends for an aggregate of six quarters. On November 20, 2012, Treasury appointed Mr. Suits to the Company's board of directors.

        During the first quarter of 2013, Treasury sold the Series B Preferred Stock to third party investors, including certain of our directors. As a result of this sale, the right to elect the Class B Directors transferred from Treasury to the current holders of our Series B Preferred Stock. Consequently, if the current holders of the Series B Preferred Stock exercise their right to appoint an additional director, and an additional director is appointed, our board will consist of twelve directors instead of eleven, which shall consist of the ten directors elected by the holders of our common stock and the two Class B Directors. Holders of shares of our common stock are not entitled to vote on the Class B Directors.

Common Stock Ownership and Retention Guidelines for Directors

        In January of 2010, the Compensation Committee established guidelines to further align the interests of board members and stockholders by requiring all directors to develop a significant equity stake in the organization they oversee. The Compensation Committee is responsible for monitoring compliance with these stock ownership and retention guidelines.

        Non-employee directors are expected to acquire and hold during their service as board members, shares of our common stock equal in value to at least three times the annual cash retainer for non-employee directors. Non-employee directors have three years from their initial election to the board to meet the target stock ownership guidelines. Once they obtain the requisite number of shares, they are expected to continuously own sufficient shares to meet the guidelines. The stock ownership goal will be determined by using the value of their retainers as of January 1 of each year and the average closing stock price for our common stock over the prior twelve months.

        Shares that count toward meeting the stock ownership guidelines include: (i) shares owned, which include shares obtained upon exercise of options or shares purchased in the open market; (ii) shared ownership, which includes shares owned or held in trust by immediate family; and (iii) restricted stock units. Unexercised stock options do not count toward meeting the stock ownership guidelines. Until such time as the director reaches his or her target stock ownership, the director will be required to hold 50% of the shares of common stock received upon lapse of the restrictions, and upon exercise of stock options. In the rare instance in which these guidelines would place a severe hardship on a director, the Compensation Committee may decide to allow an alternative stock ownership guideline that reflects the intentions of these overall guidelines and the directors' own personal circumstances.

Board Leadership Structure

        The positions of Chairman of the Board and Chief Executive Officer of Old Second have historically been combined, and Mr. Skoglund currently holds both positions. We believe this board leadership structure is the most appropriate because our Chief Executive Officer has the best knowledge of the day-to-day operations of the Company and can make recommendations to the board based on his ongoing experience and "hands on" running of the Company. For this reason, we believe combining the two roles greatly enhances the decision-making processes of the board as a whole. We have a strong governance structure in place, including a designated lead independent director, to ensure the powers and duties of the dual role are handled responsibly. Furthermore, consistent with Nasdaq's listing requirements, the independent directors regularly have the opportunity to meet in executive session without management or any non-independent directors in attendance. In 2012, the independent directors met 3 times in executive session.

        In 2004, the board of directors created the position of a "lead" independent director, currently filled by Mr. Palmer. The Nominating and Corporate Governance Committee reviews this appointment annually and the full board has the opportunity to ratify the committee's selection. The lead independent director assists the board in assuring effective corporate governance and serves as chairman of the independent director sessions.

Board's Role in Risk Oversight

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including general economic risks, credit risks, regulatory risks, audit risks, reputational risks and others, such as the impact of competition. Management is responsible for the day-to-day management of risks the Company faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        While the full board of directors is charged with ultimate oversight responsibility for risk management, various committees of the board and members of management also have responsibilities with respect to our risk oversight. In particular, the Audit Committee plays a large role in monitoring and assessing our financial, legal and organizational risks, and receives regular reports from the management team's senior risk officer regarding comprehensive organizational risk as well as particular areas of concern. The board's Compensation Committee monitors and assesses the various risks associated with compensation policies, and oversees incentives that encourage a level of risk-taking consistent with our overall strategy. Additionally, our chief credit officer and loan review staff are directly responsible for overseeing our credit risk.

        We believe that establishing the right "tone at the top" and providing for full and open communication between management and the board of directors are essential for effective risk management and oversight. Our executive management meets regularly with our other senior officers to discuss strategy and risks facing the Company. Senior officers attend many of the board meetings, or, if not in attendance, are available to address any questions or concerns raised by the board on risk management-related and any other matters. Additionally, each of our board-level committees provides regular reports to the full board and apprises the board of our comprehensive risk profile and any areas of concern.

Stockholder Communications with the Board; Nomination and Proposal Procedures

        Stockholder Communications with Directors.    Stockholders of Old Second may contact any member of the board of directors, or the board as a whole, through the Corporate Secretary either in person, in writing by mail or by e-mail at corporatesecretary@oldsecond.com. Any such communication should indicate whether the sender is an Old Second stockholder. The address for submitting communications to the board by mail is 37 South River Street, Aurora, Illinois 60506. Any communication will be forwarded promptly to the board as a group or to the attention of a specified director per your request, except for communications that are primarily commercial in nature or related to an improper or irrelevant topic.

        Nominations of Directors.    In order for a stockholder nominee to be considered by the Nominating and Corporate Governance Committee to be its nominee and included in our proxy statement, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, at the above address, at least 120 days prior to the date on which the previous year's proxy statement was mailed to stockholders. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee's business experience for at least the previous five years and, as to the stockholder giving the notice, his or her name and address, and the class and number of shares of our capital stock owned by that stockholder. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The committee may request additional information in order to make a determination as to whether to nominate the person for director.

        In accordance with our Certificate of Incorporation, a stockholder may otherwise nominate a director for election to the board at an annual meeting of stockholders by giving timely notice in writing to our Corporate Secretary, at the address provided above. To be timely, stockholder nominations must be made in writing, delivered or mailed by first class United States mail, postage prepaid, to our Corporate Secretary not fewer than 14 days nor more than 60 days prior to any meeting of stockholders called for the election of directors. However, if notice of the meeting is given to stockholders less than 21 days prior to the date of the meeting, written nominations must be delivered or mailed to our Corporate Secretary not later than the close of business on the seventh day following the day on which notice of the meeting was mailed to stockholders. Each written nomination must set forth the (i) name, age, business address and, if known, residence address of each nominee; (ii) principal occupation or employment of each such nominee for the past five years; and (iii) number of shares of stock of Old Second beneficially owned by each such nominee and by the nominating stockholder.

        Other Stockholder Proposals.    To be considered for inclusion in our proxy statement and form of proxy relating to our 2014 annual meeting of stockholders, the proposing stockholder must file a written notice of the proposal with our Corporate Secretary, at the above address, by December 18, 2013, and must otherwise comply with the rules and regulations set forth by the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock at December 31, 2012, by each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, by each director or nominee, by each executive officer named in the Summary Compensation Table (which can be found later in this proxy statement), and by all directors and executive officers of Old Second as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership of securities within 60 days of December 31, 2012. Unless otherwise noted, the address of each 5% stockholder is 37 South River Street, Aurora, Illinois 60506.

Name of Individual and Number of Persons in Group	Amount and Nature of Beneficial Ownership(1)	Percent of Class
5% Stockholders:
Old Second Bancorp, Inc.(2)	1,562,947	11.1%
Profit Sharing Plan & Trust
Dimensional Fund Advisors LP(3)	952,329	6.8%
Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746

Name of Individual and Number of Persons in Group	Common Stock	Percent of Class of Common Stock	Series B Preferred Stock(4)	Percent of Class of Series B Preferred Stock
Directors:
Edward Bonifas(10)	34,326	*	284	*
J. Douglas Cheatham(5)	198,192	1.4%	*	*
James Eccher(6)	184,926	1.3%	120	*
Barry Finn(10)	25,296	*	*	*
William Kane(10)	53,296	*	*	*
John Ladowicz(7)	314,727	2.2%	283	*
William Meyer(10)	93,314	*	*	*
Gerald Palmer(10)	61,962	*	567	*
J. Carl Schmitz(8)(10)	59,496	*	200	*
William B. Skoglund(9)	379,035	2.7%	*	*
Duane Suits	4,700	*	56	*
All directors and executive officers as a group (11 persons)	1,409,270	10.0%	1,454	2.0%

*
Less than 1%.

(1)
Includes ownership of shares of our common stock by spouse (even though any beneficial interest is disclaimed) and in our profit sharing plan and trust and our salary savings plan.

(2)
In addition, as of December 31, 2012, Old Second National Bank held in its trust department, in various fiduciary capacities (other than as trustee of our profit sharing plan and trust), 831,576 shares of our common stock. Old Second had full investment power with respect to 222,212 shares and shared investment power with respect to 58,166 shares.

(3)
As reported on a Schedule 13G/A filed on February 11, 2013.

(4)
Certain of our directors purchased shares of our Series B Preferred Stock from Treasury in the first quarter of 2013.

(5)
Includes 75,000 shares issuable pursuant to options held by Mr. Cheatham as well as 31,192 shares of restricted stock, plus an additional 35,330 shares of restricted stock granted in February of 2011. Also includes 4,192 shares held in our profit sharing plan and trust, 31,078 shares held in our 401(k) plan, and 1,400 shares held in Mr. Cheatham's name alone. The shares of restricted stock granted to Mr. Cheatham are subject to two-year cliff vesting, and therefore the 20,000 shares granted in February of 2012 will fully vest in 2014.

(6)
Includes 71,000 shares issuable pursuant to options held by Mr. Eccher, as well as 37,906 shares of restricted stock in addition to 35,330 shares of restricted stock granted in February of 2011. Also includes 1,960 shares held in our profit sharing plan and trust, 6,242 shares held in our 401(k) plan, 10,050 in his name alone, 148 held with his spouse, and 2,290 shares held in brokerage. The shares of restricted stock granted to Mr. Eccher are subject to two-year cliff vesting, and therefore the 20,000 shares granted in February of 2012 will fully vest in 2014.

(7)
Includes 268,181 shares held in our 401(k) plan.

(8)
Mr. Schmitz has voting control of 51,796 shares held in the J. C. Schmitz Revocable Trust.

(9)
Includes 200,000 shares issuable pursuant to options held by Mr. Skoglund, as well as 61,929 shares of restricted stock plus an additional 35,330 shares of restricted stock granted in February of 2011. The total also includes 47,038 shares held in our profit sharing plan and trust, 14,206 shares held in our 401(k) plan, and 532 shares held in Mr. Skoglund's name alone. The shares of restricted stock granted to Mr. Skoglund are subject to two-year cliff vesting, and therefore the 20,000 shares granted in February of 2012 will fully vest in 2014.

(10)
Each director, with the exception of Mr. Cheatham, Mr. Eccher, Mr. Skoglund and Mr. Ladowicz, holds a total of 7,500 options from grants of 1,500 shares in each of 2005-2009, as well as 596 restricted stock units for 2009. Mr. Ladowicz was appointed to the board on February 8, 2008 and was awarded options in February of 2009 of 1,500 shares, along with the other Board members, as well as 596 restricted stock units. In addition, in January of 2010, all non-employee directors were given 1,200 restricted stock units. All options vest in three equal installments on the first three anniversaries of the grant date and the exercisable portion is included in these totals. The 596 restricted stock units are subject to cliff vesting and will fully vest in 2012. The 1,200 restricted stock units granted to all non-employee directors are subject to cliff vesting and will fully vest in 2013.

SECURITY 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires that our directors, executive officers and ten percent stockholders file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required to furnish us with copies of all Section 16(a) forms they file. No person failed to comply with the filing requirements of Section 16(a) during 2012 and there are no late filings to report. Based solely on its review of the copies of Section 16(a) forms received from its directors and executive officers and written representations that no other reports were required, the Company believes that all Section 16(a) reports applicable to its directors and officers during 2012 were filed, with one exception. Mr. Suits filed one late form related to his appointment as a director and his ownership of common stock.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        This Compensation Discussion and Analysis describes Old Second's compensation philosophy and policies for 2012 and 2013 as applicable to the executive officers named in the Summary Compensation Table on page 28. This section explains the structure and rationale associated with each material element of the executive's compensation, and it provides important context for the more detailed disclosure tables and specific compensation amounts provided following the section. It is important to note that Old Second and Old Second National Bank share an executive management team, the members of which are compensated by Old Second National Bank rather than Old Second. The compensation packages of the named executive officers are determined and approved by our Compensation Committee based upon their performances and roles for both Old Second and Old Second National Bank.

        The Compensation Committee has overall responsibility for evaluating the compensation plans, policies and programs relating to the executive officers of Old Second. Further, as required by the rules established by Treasury, guidance issued by the Federal Reserve and other financial institution regulatory agencies, and the SEC's guidance regarding risk associated with compensation arrangements (each as described more fully below), the Compensation Committee is also responsible for a more expansive risk review with respect to most of the compensation plans, policies and programs maintained for employees of Old Second. The Compensation Committee relies upon the input of management, particularly Mr. Skoglund, when carrying out its responsibilities in establishing executive compensation. Management provides the committee with evaluations as to employee performance, guidance on establishing performance targets and objectives and recommends salary levels and equity awards. The committee also consults with management on matters that are relative to executive compensation and benefit plans where board or stockholder action is expected, including the adoption of new plans or the amendment of existing plans. Finally, the committee consults with management, specifically Old Second's senior risk officer, in completing the risk review with respect to employee compensation plans. No executive officer participates in any recommendation or decision regarding his or her own compensation.

        The Compensation Committee's charter gives it the authority to delegate its responsibility to members or subcommittees of the committee. Also, the charter gives the committee the authority to hire outside consultants to further its objectives and responsibilities. During 2012, the Compensation Committee retained ChaseCompGroup LLC to provide services to the committee in connection with a review of the compensation paid or provided to Old Second's named executive officers and Old Second's board of directors. In 2012, these services consisted of updating data from the comprehensive salary survey analysis ChaseCompGroup completed in 2011. ChaseCompGroup LLC does not provide any services, other than those performed at the direction of the Compensation Committee, to Old Second or Old Second National Bank.

        During 2012, the Compensation Committee convened in February and August. Mr. Palmer, Chairman of the committee, also met as needed with internal staff members to assimilate compensation information for this proxy statement. The Compensation Committee also met in January and February 2013 to approve salaries, incentive plans and performance metrics for 2013. Restricted stock was granted to our named executive officers in February 2012 as part of our executive incentive plan.

  Regulatory Impact on Compensation

        In order to more fully understand the Compensation Committee's decisions with respect to compensation during 2012, the committee believes it is beneficial to understand the regulatory context in which these decisions were made.

        As a publicly-traded financial institution, which is also a participant in Treasury's Troubled Asset Relief Program ("TARP"), Old Second and Old Second National Bank must contend with several often overlapping layers of regulations when considering and implementing compensation-related decisions. These regulations do not set specific parameters within which compensation decisions must be made, but do require Old Second and the Compensation Committee to be mindful of the risks that often go hand-in-hand with compensation programs designed to incentivize the achievement of better than average performance. While the regulatory focus on risk assessment has been heightened over the last several years, the incorporation of general concepts of risk assessment into compensation decisions is not a recent development.

        During 2012, Old Second continued as a participant in TARP. As a result of its participation, Old Second and certain of its employees have been and will continue to be subject to compensation-related limitations and restrictions for the period that Treasury holds the preferred stock issued by Old Second in TARP. The TARP compensation limitations and restrictions include the following:

  •
  Except in limited circumstances, Old Second's five most highly compensated employees (as determined on an annual basis) are prohibited from receiving cash bonus payments during the TARP period. Messrs. Skoglund, Cheatham and Eccher were subject to this prohibition during 2012 and will continue to be subject to it during 2013 for as long as Treasury retains its ownership of the preferred stock.

  •
  Except in limited circumstances, Old Second's named executive officers and its next five most highly compensated employees (each as determined on an annual basis) are prohibited from receiving any severance payments upon a termination of employment or any payments triggered by the occurrence of a change in control.

  •
  Our named executive officers and next 20 most highly compensated employees are subject to a "clawback" of incentive compensation if that compensation is based on materially inaccurate financial statements or performance metrics. Further, no one in this group of employees can receive any tax gross-up payment during the TARP period.

  •
  Old Second is limited to an annual deduction of $500,000 with respect to the compensation paid to each of our named executive officers.

        In addition to the foregoing limitations and restrictions, the TARP rules and regulations have required the Compensation Committee to undertake a semi-annual risk assessment with respect to certain of the compensation plans, programs and arrangements maintained by Old Second, regardless of whether the individual employee(s) covered by the plan, program or arrangement is a named executive officer. The risk assessments are performed by the senior risk officer and the committee. The senior risk officer and the committee review all compensation plans and arrangements to ensure that risks are identified and mitigated. The intent of these risk assessments is to minimize the opportunity that any employee will be incentivized to take unacceptable risks in order to maximize his or her compensation under such plans and arrangements.

        Under its long-standing Interagency Guidelines Establishing Standards for Safety and Soundness, the FDIC has long held that excessive compensation is prohibited as an unsafe and unsound practice. In describing a framework within which to make a determination as to whether compensation is to be considered excessive, the FDIC has indicated that financial institutions should consider whether aggregate cash amounts paid, or noncash benefits provided, to employees are unreasonable or disproportionate to the services performed by an employee. The FDIC encourages financial institutions to review an employee's compensation history and to consider internal pay equity, and, as appropriate, to consider benchmarking compensation to peer groups. Finally, the FDIC provides that, in order to give proper context, such an assessment must be made in light of the institution's overall financial condition.

        In addition to the Safety and Soundness standards, the Committee must also take into account the joint agency Guidance on Sound Incentive Compensation Policies. Various financial institution regulatory agencies worked together to issue the Guidance, which is intended to serve as a compliment to the Safety and Soundness standards. The Guidance sets forth a framework for assessing and mitigating risk associated with incentive compensation plans, programs and arrangements maintained by financial institutions. The Guidance is more narrow in scope than the Safety and Soundness standards because it applies only to senior executive officers and those other individuals who, either alone or as a group, could pose a material risk to an institution. With respect to such individuals, the Guidance is intended to focus an institution's attention on balanced risk-taking incentives, compatibility of incentives with effective controls and risk management, and a focus on general principles of strong corporate governance in establishing, reviewing and maintaining incentive compensation programs.

        The Committee, with the assistance of its advisors and company management, continues to monitor the status of compensation-related rules and regulations expected to be finalized or issued under the Dodd-Frank Act Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"). While the Committee believes its own risk assessment procedures are effective, the Committee is prepared to implement any additional steps that may be deemed necessary to fully comply with such rules and regulations when finally finalized or issued. The Committee does note, however, that the proposed risk assessment rules issued under the Dodd-Frank Act nearly mirror the Safety and Soundness standards and the framework of the Guidance. As such, the Committee already adheres, in many respects, with the proposed rules and regulations under the Dodd-Frank Act.

        Finally, in addition to the foregoing, as a publicly-traded corporation, Old Second is also subject to the SEC's rules regarding risk assessment. Those rules require a publicly-traded company to determine whether any of its existing incentive compensation plans, programs or arrangements create risks that are reasonably likely to have a material adverse effect on the company.

        The Committee continues to believe in and practice a sensible approach to balancing risk-taking and rewarding reasonable, but not necessarily easily attainable, goals and this has always been a component of its overall assessment of the compensation plans, programs and arrangements it has put in place for Old Second's named executive officers. In this regard, the Committee has regularly revisited the components of the frameworks set forth in the Safety and Soundness standards and the Guidance as an effective tool for conducting its own assessment of the balance between risk and reward built into Old Second's compensation programs for named executive officers. The Committee believes the company has adequate policies and procedures in place to balance and control any risk-taking that may be incentivized by the employee compensation plans. The Committee further believes that such policies and procedures will work to limit the risk that any employee would manipulate reporting earnings in an effort to enhance his or her compensation.

Impact of Prior Say-on-Pay Votes on Compensation Decisions

        At Old Second's 2012 Annual Meeting, approximately 90% of stockholders present and entitled to vote approved the non-binding advisory proposal on the compensation of certain executive officers. Old Second, the board and the Compensation Committee pay careful attention to communications received from stockholders regarding executive compensation, including the non-binding advisory vote. Old Second considered the positive result of the 2012 advisory vote on executive compensation but not for specific 2012 compensation decisions. Based on this consideration and the other factors described in this Compensation Discussion & Analysis, the Compensation Committee did not alter the policies or structure for named executives' compensation for 2012.

Compensation Philosophy and Objectives

        Our philosophy is intended to align the interests of management with those of our stockholders without creating undue risk to Old Second. The executive compensation program is designed in a manner which the committee believes does not provide our executives with incentives to engage in business activities or other behavior that would threaten the value of Old Second or the investments of our stockholders.

        The executive compensation program is intended to accomplish the following objectives:

  •
  align the interests of our named executive officers with those of our stockholders;

  •
  maintain a corporate environment which encourages stability and a long-term focus for both Old Second and our management;

  •
  maintain a program which:

  •
  clearly motivates personnel to perform and succeed according to our current goals;

  •
  retains key personnel critical to our long-term success; and

  •
  does not create undue risk to Old Second; and

  •
  ensure that management:

  •
  fulfills its oversight responsibility to its constituents which include stockholders, customers, employees, the community and government regulatory agencies;

  •
  conforms its business conduct to the highest ethical standards;

  •
  remains free from any influences that could impair or appear to impair the objectivity and impartiality of its judgments or treatment of our constituents; and

  •
  continues to avoid any conflict between its responsibilities to Old Second and each individual's personal interests.

Compensation Components

        General.    In recent years, the committee has been required to reevaluate the components of our compensation program because of the continuing impact of the TARP executive compensation rules. Historically, Old Second had included four major components in our named executive officers' compensation program: (i) base salary, (ii) annual cash bonus, (iii) equity awards and (iv) additional benefits. However, more recently, the committee has been unable to rely on annual cash bonuses as a component for some of our named executive officers because of the impact of the TARP compensation limitations and restrictions. As such, for those named executive officers, the committee has focused primarily on base salary, equity awards permitted under the TARP rules, and additional benefits.

        The Compensation Committee's decisions regarding each of the components for the named executive officers are based in part on the committee's subjective judgment and take into account qualitative and quantitative factors, as are discussed below. In reviewing an executive officer's compensation, the committee considers and evaluates all components of the officer's total compensation package. This involves reviewing base salary, bonus, incentive stock awards, perquisites, participation in our non-qualified executive plans, participation in our 401(k) plan and any other payments, awards or benefits that an officer earns (to the extent each is permitted under the TARP compensation limitations and restrictions). Additionally, the committee takes into consideration any amounts an executive officer is entitled to upon retirement, termination or a change-in-control event, including the impact of the TARP compensation limitations and restrictions on these amounts. In this regard, in establishing compensation for 2012 and 2013, the committee utilized tally sheets summarizing these aggregated amounts.

        Base Compensation—Salary.    The Compensation Committee believes that base compensation should offer security to each executive sufficient to maintain a stable management team and environment. Because of the need to provide stability, salaries make up the largest portion of the executives' compensation. In establishing a senior executive officer's initial base salary the committee considers, among other things, the executive's level of responsibility, prior experience, breadth of knowledge, the competitive salary practices at peer companies, internal performance objectives, education, internal pay equity, potential bonus and equity awards, level of benefits and perquisites and the tax deductibility of base salary.

        The committee reviews salaries of the named executive officers on an annual basis. As with all of its decisions regarding compensation levels, when reviewing salaries the committee considers the levels of all aspects and components of the officer's compensation, including the individual's potential bonus and equity awards as well as the level of benefits and perquisites offered. All of these factors are considered on a subjective basis in the aggregate, and none of the factors is accorded a specific weight.

        Cash Incentive Awards—Bonus.    The executive compensation restrictions contained in the TARP rules prohibit Old Second from paying or accruing cash bonuses on behalf of the top five most highly paid employees (as determined on an annual basis) during the TARP period. Messrs. Skoglund, Cheatham and Eccher were subject to the bonus prohibition during 2012 and will be subject to it again during 2013. As such, none of our named executive officers were eligible to receive, nor did they receive, a cash bonus with respect to Old Second's performance or their own individual performance during 2012.

        In anticipation of our possible exit from TARP during 2013, the Compensation Committee adopted a non-equity incentive compensation plan for our named executive officers. The 2013 plan provides that Messrs. Skoglund, Eccher and Cheatham will be eligible for cash bonus payments if Old Second's performance during 2013 meets or exceeds certain performance goals. Any such bonus payment is contingent upon our exit from TARP and would be prorated to reflect the period of time during 2013 that Old Second continued to be a participant in TARP.

        Long-Term Incentive Awards—Equity Awards.    The board and the Compensation Committee believe in senior management ownership of our common stock as an effective means to align the interests of senior management with those of the stockholders. In addition, because the TARP rules prohibit the payment of cash bonuses to our named executive officers, the committee has in recent years placed a greater focus on equity awards, which are permitted under the TARP rules. Our current long-term incentive plan (the "Incentive Plan"), which was approved by stockholders at the 2008 annual meeting, is intended to promote equity ownership in Old Second by the directors and selected officers and employees, focus the management team on increasing value to stockholders, increase their proprietary interest in the success of Old Second and encourage them to remain in the employ of Old Second or its subsidiaries for a long period of time. The current equity incentive plan authorizes the issuance of up to 575,000 shares of Old Second's common stock, including the granting of qualified stock options, non-qualified stock options, restricted stock, restricted stock units and stock appreciation rights.

        All awards are at the discretion of the committee and are generally subjective in nature. In determining the number of equity awards to be granted to executive officers, the committee considers individual and corporate performance and whether the respective goals were obtained, the person's position and ability to affect profits and stockholder value, as well as the level of awards granted to individuals with similar positions at our peer organizations. Because of the nature of equity awards, the committee also evaluates the prior awards of stock options and restricted stock and takes into account the overall wealth accumulation of a given executive officer through such awards.

        Pursuant to a formal equity compensation policy, all equity grants are finalized in the beginning of each calendar year. This allows for a more complete review of the full prior year when making equity awards as well as coordinating the granting of equity awards to a time when there is less likelihood of there being existing material, non-public information, as the grants will normally be made after the public release of Old Second's financial information for the prior year.

        Over the last few years, because of our continuing participation in TARP, the Compensation Committee has made most equity awards in the form of restricted stock or restricted stock units. The TARP rules limited our ability to grant to our named executive officers equity awards other than restricted stock or restricted stock units. The TARP rules also dictated the terms and conditions of those awards. In 2012, the committee granted restricted stock that complied with the TARP rules to the named executive officers. The Compensation Committee believes that restricted stock is an appropriate employee retention tool because it aligns our executive officers' interests with those of Old Second's stockholders. The awards subject to the TARP rules have a two-year vesting period but are also subject to additional TARP rules that operate to delay the transferability of the restricted stock, other than to satisfy tax withholding obligations, until each 25% increment of TARP financial assistance has been repaid to the Treasury.

        The Compensation Committee did not make a new equity award to our named executive officers in early 2013, but retains the discretion to do so later in the year if it determines that circumstances warrant such an award.

        When considering our past equity awards that were made subject to the TARP rules, it is important to note that Old Second participated in the Treasury's TARP auction process during early 2013. As a result, Old Second was required to forfeit 75% of each outstanding equity award that was granted pursuant to the TARP rules. For our named executive officers, this resulted in a forfeiture of 75% of each of the equity awards, even if previously vested, made to such officer during 2009, 2010, 2011 and 2012.

        All Other Compensation.    We provide general and customary benefit programs to executive officers and other employees. Benefits offered to executives are intended to serve a different purpose than base salary, bonus and equity awards. While the benefits offered are competitive with the marketplace and help attract and retain executives, the benefits also provide financial security for employees for retirement as well as in the event of illness, disability or death. Benefits offered to executive officers are generally those offered to other employees with some variation to promote tax efficiency and replacement of benefit opportunities lost to regulatory limits although there are some additional perquisites that may only be offered to executive officers. Because of the nature of the benefits offered, the committee normally does not adjust the level of benefits offered on a year-to-year basis. Old Second will continue to offer benefits, the amount of which shall be determined from time-to-time in the sole discretion of the committee, provided that such benefits are not in the future determined to be limited or prohibited by the TARP rules.

        The following table summarizes the benefits and perquisites we do and do not provide as well as identifies those employees that may be eligible to receive them:

	Executive Officers	Other Officers/Mgrs.	Full-Time Employees
Health Plans:
Life & Disability Insurance	X	X	X
Medical/Dental/Vision Plans	X	X	X
Retirement Plans:
401(k) Plan/Profit-Sharing	X	X	X
Deferred Compensation Plan	X	X	Not Offered
Perquisites:
Automobile Allowance	X	Not Offered	Not Offered
Country Club Membership	X	Not Offered	Not Offered

        Old Second Bancorp, Inc. Employees 401(k) Savings Plan and Trust.    Old Second sponsors a tax-qualified 401(k) savings plan and trust qualifying under Section 401(k) of the Internal Revenue Code. Virtually all employees are eligible to participate after meeting certain age and service requirements. Eligible employees are permitted to contribute up to a dollar limit set by law. Since Old Second terminated its defined-benefit plan as of the end of 2005, the 401(k) plan became the primary retirement vehicle provided by Old Second for its officers and employees. Participants can choose between several different investment options under the 401(k) plan, including shares of Old Second's common stock.

        During 2012, Old Second provided a matching contribution on elective deferrals to eligible participants in an amount equal to 2% of each participant's salary. There is also a profit-sharing portion of the 401(k) plan which provides for an annual discretionary contribution to the retirement account of each employee based in part on our profitability in a given year and on each participant's annual compensation. The contribution amount granted each year is on a discretionary basis and there is no set formula used by the committee. No discretionary contribution was provided to employees based on 2012 financial performance of Old Second.

        Old Second Bancorp, Inc. Amended and Restated Voluntary Deferred Compensation Plan for Executives.    Old Second sponsors an executive deferred compensation plan, which provides a means for certain executives to voluntarily defer all or a portion of their salary and/or bonus, if any, without regard to the statutory limitations applicable to tax-qualified plans, such as our 401(k) plan. The deferred compensation plan provides for participant deferrals, company matching contributions and discretionary employer profit-sharing contributions. A company matching contribution is credited to the plan on behalf of a participant when the participant elects to defer the maximum amount permitted under the 401(k) plan (including catch-up contributions, if applicable) and keeps that level of deferral for the entire plan year. The company matching contribution is an amount up to 3%, provided at least a 6% deferral was met, of the participant's combined base salary and bonuses, less any matching contribution paid to the 401(k) plan on the participant's behalf. The determination of whether a profit-sharing contribution is made and in what amount is entirely at the committee's discretion and there is no set formula. For years during the TARP period after 2009, Old Second has suspended the matching contribution under the plan as well because that matching contribution may be prevented by the TARP bonus prohibition. Participants will continue to have the opportunity to make elective deferrals to the plan during the TARP period, unless there are further changes to the TARP rules. Participants are permitted to make hypothetical investments in publicly-traded mutual funds that are held in an insurance company separate account with respect to the deferrals and Company contributions credited to their accounts under the plan. Participants may elect to receive their plan balance in a lump sum or in installments. Participants may make a withdrawal from the plan during their employment in the event of hardship as approved by the plan's administrator. The plan is administered through an independent service provider.

        Other Perquisites.    It is our belief that perquisites for executive officers should be very limited in scope and value. Due to this philosophy, Old Second has generally provided very nominal benefits to executives that are not available to full-time employees and we plan to continue this approach in the future. We do provide country club memberships to certain executives and managers in the ordinary course of business to give them the opportunity to bring in and recruit new business opportunities. These individuals are eligible to use the club membership for their own personal use. Additionally, we provide each of Mr. Skoglund and Mr. Eccher with an automobile allowance to enable them to visit our banking locations on a regular basis as well as to call on our customers. We have disclosed the value of all perquisites to named executive officers in the Summary Compensation Table even if they fall below the disclosure thresholds under the SEC rules. Old Second will continue to offer perquisites, the amount of which shall be determined from time-to-time in the sole discretion of the committee, provided that such perquisites are not in the future determined to be limited or restricted by the TARP rules.

Compensation Decisions

        This section describes the decisions made by the committee with respect to the compensation for the named executive officers for 2012 and 2013. As noted above, the TARP rules have served to limit or prohibit, and we expect that they will continue to do so for the remainder of the TARP period, certain forms of compensation for our named executive officers.

        The following is a brief summary of the compensation decisions the committee effected for 2012 and 2013:

  •
  in 2012, we maintained the same level of base salary as was in effect at the end of 2011;

  •
  for 2013, minimal merit increases were granted to our named executive officers in keeping with the conservative compensation guidelines established for the organization;

  •
  no cash bonus payments were earned or awarded to our named executive officers with respect to 2012 performance;

  •
  the committee awarded restricted stock to Messrs. Skoglund, Cheatham and Eccher in 2012; and

  •
  benefits and perquisites remained substantially similar in 2012 compared to prior years and we expect that will continue through 2013 unless otherwise limited or prohibited by the TARP rules.

        Base Salary.    We annually review the base salaries of the named executive officers to determine whether or not they will be adjusted, as described above. The salaries for 2012, determined by the Compensation Committee at the beginning of 2012, are set forth in the Summary Compensation Table on page 28. In determining these salary levels, we generally considered the following:

  •
  the compensation philosophy and guiding principles described above;

  •
  the general economic factors in the financial industry beyond our control and the financial performance of Old Second compared to our peers;

  •
  the experience and industry knowledge of the named executive officers and the quality and effectiveness of their leadership at Old Second;

  •
  all of the components of executive compensation, including base salary, bonus, stock options, retirement and death benefits, as well as benefits and perquisites; and

  •
  internal pay equity among Old Second executives.

        In early 2013, the committee determined the base salaries for the executive officers for 2013. The committee decided to nominally increase our executive officers' base salaries for 2013. The base salaries for 2012 and 2013 are as follows:

Name	Position	2012	2013
William B. Skoglund	Chairman, Chief Executive Officer of Old Second	$495,000	$504,900
J. Douglas Cheatham	Chief Financial Officer of Old Second	$247,000	$252,000
James Eccher	Chief Executive Officer of Old Second National Bank	$319,000	$325,000

        In determining the base salaries for 2013, we considered the same general factors discussed above including the continuing general slowdown in the economy and growth of our earnings, return on average assets and overall assets.

        Bonus.    As described above, none of our named executive officers were eligible to receive, nor did they receive, a cash bonus with respect to Old Second's performance or their own individual performance during 2012.

        In anticipation of our possible exit from TARP during 2013, the Compensation Committee adopted a non-equity incentive compensation plan for our named executive officers. The 2013 plan provides that Messrs. Skoglund, Eccher and Cheatham will be eligible for cash bonus payments if Old Second's performance during 2013 meets or exceeds certain performance goals. Any such bonus payment is contingent upon our exit from TARP and would be prorated to reflect the period of time during 2013 that Old Second continued to be a participant in TARP.

        Equity Awards.    The Compensation Committee typically acts to award equity grants at the beginning of each year, specifically in the months of January and February. In February 2012, the committee awarded 20,000 shares of restricted stock to each of our named executive officers. In setting grant levels for equity awards, the committee typically considers our compensation philosophy, the position and level of responsibility of each officer, our belief that equity awards should be a significant part of the total mix of executive compensation, the number of other equity awards currently held by each officer and the level of awards granted to them in prior years.

        The restricted stock granted in 2012 to Messrs. Skoglund, Cheatham and Eccher is subject to the requirements set forth in the TARP compensation limitations and restrictions. As such, the awards will vest two years from the date of grant, but will not be transferable (other than to satisfy tax withholding obligations) until Old Second repays its TARP financial assistance. As each 25% of TARP assistance is repaid, 25% of the vested restricted stock will become transferable.

        As was noted above, when considering our past equity awards, including the 2012 awards described here, it is important to note that Old Second participated in the Treasury's TARP auction process during early 2013. As a result, Old Second was required to forfeit 75% of each outstanding equity award that was granted pursuant to the TARP rules. For our named executive officers, that means 75% of the 2012 award described in the preceding paragraph will be forfeited before vesting.

        All Other Compensation.    While the committee reviews and monitors the level of other compensation offered to the named executive officers, the committee typically does not adjust the level of benefits offered on an annual basis. The committee does consider the benefits and perquisites offered to the named executive officers in its evaluation of the total compensation received by each. The perquisites received by the named executive officers in 2012 are reported in the Summary Compensation Table on page 28. The benefits offered in 2012 to the named executive officers are expected to continue for 2013, unless otherwise limited or prohibited by the TARP rules.

COMPENSATION COMMITTEE REPORT

        We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in Old Second's Annual Report on Form 10-K for the year ended December 31, 2012.

        Section 111(b)(2)(A) of the Emergency Economic Stabilization Act requires the Compensation Committee to conduct, in conjunction with a senior risk officer of Old Second, a review of the incentive compensation arrangements in place between Old Second and its employees.

        The Compensation Committee certifies that, at least once every six months during the year ended December 31, 2012 (a) it has reviewed with the senior risk officer of Old Second the senior executive officer ("SEO") compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of Old Second; (b) it has reviewed with the senior risk officer the employee compensation plans and has made reasonable efforts to limit any unnecessary risks these plans pose to Old Second; and (c) it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of Old Second to enhance the compensation of any employee ((a), (b) and (c) being collectively referred to as the "TARP Risk Assessment"). In 2012, the committee and Old Second's Chief Risk Officer met in February and August to conduct the required TARP Risk Assessment.

        In the course of conducting its TARP Risk Assessment, the Compensation Committee considered the overall business and risk environment confronting Old Second and how the SEO compensation plans and employee compensation plans serve to motivate employee behavior when operating within that environment. In particular, the Compensation Committee's TARP Risk Assessment focused on the following compensation plans (* denotes plans in which SEOs participate):

• Amended and Restated Voluntary Deferred Compensation Plan for Executives*	• Officers Incentive Plan*
• Base Salary*	• Residential Lending Commission Plan
• Compensation and Benefits Assurance Agreements*	• Residential Lending Override Plan
• Customer Service/Support Center Plan	• Retail Banking Plan
• Employees 401(k) Savings Plan and Trust*	• Special Recognition Awards Program
• 2008 Equity Incentive Plan*	• Wealth Management Commission Plan
• Loan Administration Plan

        With the exception of individual bonus goals designated under the Officers Incentive Plan, Old Second does not maintain any compensation plans in which only SEOs participate. For purposes of this discussion, references to "SEO compensation plans" mean the portion of an employee plan in which the SEOs participate.

        With respect to the SEO compensation plans, the Compensation Committee believes that such plans do not encourage Old Second's SEOs to take unnecessary or excessive risks that could harm the value of Old Second. The Compensation Committee believes this to be true because, as is more fully described in the Compensation Discussion and Analysis, the Compensation Committee strives to provide a balanced aggregate compensation package to our SEOs that serves to incentivize our SEOs to manage the business of Old Second in a way that will result in Company-wide financial success and value growth for our stockholders.

        We believe it is appropriate for our executives to focus certain of their efforts on near-term goals that have importance to Old Second; however, we also acknowledge that near-term focus should not be to the detriment of a focus on the long-term health and success of Old Second. In practice, providing base salary to any employee provides the most immediate reward for job performance. The Compensation Committee engages in an annual process, as is described in the Compensation Discussion and Analysis, to set base salary. We believe our process for establishing base salary is relatively free from risk to Old Second, as we do not typically make significant adjustments to base salary based on a single year's performance. The committee believes it is appropriate to reward our executives' focus on near-term goals, when such goals correspond to the overall Company or operating division goals and direction set by our board of directors. To reward the executives for such focus, the Compensation Committee maintains an annual cash incentive plan (i.e., Officers Incentive Plan) for our executives. In establishing our annual cash incentive plan, we try to provide an adequate level of incentive for the achievement of Company, operating division and individual goals, while also limiting the maximum amount that may be earned so that executives do not feel the need to strive for attainment of unreasonable or unrealistic levels of performance. In this way, we believe the design of the annual cash incentive plan does not encourage our executives to take unnecessary or excessive risks that could harm the value of Old Second.

        The other incentive compensation elements offered to our SEOs, with the exception of perquisites, are intended to reward performance over the long-term or are intended to focus our executives' attention on the long-term performance of Old Second. We feel there is little, if any, risk associated with our Employees 401(k) Savings Plan and Trust as it is a tax-qualified retirement plan that is subject to and maintained in accordance with the mandates of the Internal Revenue Code and the Employee Retirement Income Security Act. We believe our 2008 Equity Incentive Plan helps to tie our executives' interest more closely to those of our stockholders by giving them an equity interest in Old Second. We feel this equity interest in Old Second promotes a long-term focus among our executives on the financial success of Old Second. Finally, the Compensation Committee believes the deferred compensation arrangements (i.e., Amended and Restated Voluntary Deferred Compensation Plan for Executives, Compensation and Benefits Assurance Agreements) in place with respect to our SEOs encourage our executives to consider the long-term health of Old Second because, pursuant to the Internal Revenue Code and applicable guidance, those arrangements must be unfunded, unsecured promises to pay a benefit in the future. In the case of insolvency of Old Second, the executives participating in those arrangements would be treated as general unsecured creditors of Old Second, thus encouraging the executives to ensure a healthy organization remains after their tenures are concluded.

        With respect to the employee compensation plans, the TARP Risk Assessment has not resulted in a determination by the Compensation Committee that changes were necessary to bring such plans into compliance with the TARP rules. We believe Old Second has adequate policies and procedures in place to balance and control any risk-taking that may be incentivized by the employee compensation plans. The committee further believes that such policies and procedures will work to limit the risk that any employee would manipulate reporting earnings in an effort to enhance his or her compensation.

        The committee intends to continue, in accordance with its obligations under TARP, to periodically review and assess the SEO compensation plans and employee compensation plans to ensure that the risk-taking behavior incentivized by such plans is kept to an appropriate level. The committee will, as necessary, amend or discontinue any plan or revise any Company policy or procedure to meet its obligations under TARP.

Submitted by:

Mr. Gerald Palmer, Chairman
Mr. Edward Bonifas
Mr. William Kane
Mr. William Meyer

Members of the Compensation Committee

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information concerning the compensation of our Chief Executive Officer, Chief Financial Officer and our next most highly compensated executive officer:

Name and principal position (a)	Year (b)	Salary (c)	Stock awards(1) (d)	All other compensation(2) (e)	Total ($) (f)
William B. Skoglund	2012	$495,000	$25,000	$25,880	$545,880
Chairman and Chief Executive	2011	495,000	37,450	27,280	559,730
Officer—Old Second;	2010	495,000	279,300	31,430	805,730
Chairman of Old
Second National Bank
J. Douglas Cheatham	2012	$247,000	$25,000	$14,970	$286,970
Chief Financial Officer	2011	247,000	37,450	16,470	300,920
	2010	247,000	141,400	20,634	409,034
James Eccher	2012	$319,000	$25,000	$25,880	$369,880
Chief Executive Officer—Old	2011	304,500	37,450	27,280	369,230
Second National Bank	2010	290,000	175,000	31,430	496,430

(1)
The amounts represent the grant date fair value for equity awards in accordance with ASC 718—"Compensation-Stock Compensation." A discussion of the assumptions used in calculating the values may be found in the notes to our audited financial statements included in our annual report to stockholders.

(2)
The 2012 amounts set forth in column (i) include the following:

	Mr. Skoglund	Mr. Cheatham	Mr. Eccher
401(k) match	$5,000	$4,900	$5,000
Life insurance	840	830	840
Automobile allowance	10,800	—	10,800
Country club dues	9,240	9,240	9,240
Total	$25,880	$14,970	$25,880

Grants of Plan-Based Awards

Name	Grant date	All Other Stock Awards; Number of Shares of Stock or Units(1)	Grant Date Fair Value of Stock and Option Awards(2)
William B. Skoglund Restricted Stock Award	2/15/12	20,000	$25,000
J. Douglas Cheatham Restricted Stock Award	2/15/12	20,000	$25,000
James Eccher Restricted Stock Award	2/15/12	20,000	$25,000

(1)
The amounts represent shares of restricted stock, which vest two years from the grant date, but will not be transferable until Old Second repays its TARP financial assistance. As each 25% of TARP assistance is repaid, 25% of the vested portion of the underlying awards will become transferable. As noted above, due to Old Second's participation in Treasury's auction process, 75% of these awards will be forfeited before vesting.

(2)
The grant date fair value is based on the closing price of our stock on February 15, 2012, which was $1.25 per share.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information concerning the exercisable and unexercisable stock options at December 31, 2012 held by the individuals named in the Summary Compensation Table:

	Option Awards				Stock Awards
Name (a)	Number of securities underlying unexercised options (#) Exercisable(1) (b)	Number of securities underlying unexercised options (#) Unexercisable(1) (c)	Option exercise Price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#)(2) (g)	Market value of shares or units of stock that have not vested ($)(3) (h)
William B. Skoglund	32,000		25.08	12/16/2013
	32,000		32.59	12/21/2014
	32,000		31.34	12/20/2015
	32,000		29.20	12/19/2016
	40,000		27.75	12/18/2017
					55,330	$62,450
J. Douglas Cheatham	12,000		25.08	12/16/2013
	12,000		32.59	12/21/2014
	12,000		31.34	12/20/2015
	12,000		29.20	12/19/2016
	15,000		27.75	12/18/2017
					55,330	$62,450
James Eccher	8,000		25.08	12/16/2013
	12,000		32.59	12/21/2014
	12,000		31.34	12/20/2015
	12,000		29.20	12/19/2016
	20,000		27.75	12/18/2017
					60,330	$62,450

(1)
All options granted prior to December 31, 2005 vested on that date. Options granted on December 19, 2006 and December 18, 2007 vested in three equal installments on the first three anniversaries of the grant date.

(2)
Each award of restricted stock granted to Messrs. Skoglund, Cheatham and Eccher will vest in full on the second anniversary of each date of grant. However, pursuant to the TARP rules, the vested restricted stock will become transferable in 25% increments only as we repay each 25% increment of TARP assistance.

(3)
Based upon the closing price of the common stock as of December 31, 2012.

Nonqualified Deferred Compensation

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
William B. Skoglund	$—	$—	$47,772	$—	$506,077
J. Douglas Cheatham	—	—	11,249	—	86,977
James Eccher	—	—	10,421	—	80,739

        We sponsor an executive deferred compensation plan, which is described in the Compensation Discussion and Analysis above, and a director deferred compensation plan, which is described below following the Directors Compensation Table. The plans provide a means by which certain executives and directors may voluntarily defer all or a portion of their compensation. The plans are funded by participant deferrals and, in the case of the executive plan, company matching contributions and discretionary employer profit sharing contributions. Participants are permitted to make hypothetical investments in publicly-traded mutual funds, that are held in an insurance company separate account, with respect to their deferrals and Old Second contributions credited to their accounts under the plan. The deferrals to the director plan are credited earnings based on Old Second's stock price. Participants may elect to receive their plan balance in a lump sum or in installments. Participants are permitted, in the discretion of the administrator, to make a withdrawal from the plan during their employment in the event of hardship.

Potential Payments Upon Termination or Change in Control

        The TARP rules prohibit Old Second from making "any payment" to the named executive officers "for departure from the company for any reason, except for payments for services performed or benefits accrued." Except in the case of an officer's death or disability, the TARP rules will generally prohibit the payment of any severance amounts and will also serve to restrict the ability of Old Second to accelerate the vesting of any compensation and/or benefits upon a termination of employment or a change in control.

        The committee believes that, even though the TARP rules will prohibit such payments if a change in control or other termination of employment occurs during the TARP period, it is beneficial to understand the terms of the arrangements that would apply except for such TARP rules. Each of Messrs. Skoglund, Cheatham and Eccher entered into Compensation and Benefits Assurance Agreements with Old Second (each, an "Assurance Agreement"), which provide for payments and benefits to a terminating executive following a change in control of Old Second. In addition, our Cash Incentive Plan provides for termination related benefits. Other than the benefits provided by the Assurance Agreements and pursuant to the Cash Incentive Plan, none of our named executive officers will be entitled to any payments or benefits as a result of the occurrence of a change in control or as a result of a termination of employment in connection with a change in control.

        Assurance Agreements.    Other than as is provided in the Assurance Agreements, and except as is provided in accordance with the terms of our equity incentive plan and our cash incentive plan for executive officers, no named executive officer will be entitled to any payments or benefits as a result of the occurrence of a change in control or as a result of a termination of employment in connection with a change in control. The Assurance Agreements have an initial term of one-year and, unless earlier terminated by either party, will automatically renew for successive one-year periods. Upon the occurrence of a change in control, the terms of the Assurance Agreements shall automatically renew for a two-year period (three-year period, in the case of Mr. Skoglund) and terminate following such extended period. The Assurance Agreements provide that, in the case of: (i) a termination of employment by Old Second without "cause" within six months prior to, or 24 months (36 months, in the case of Mr. Skoglund) immediately following, a change in control, (ii) a termination of employment by an executive for "good reason" within 24 months (36 months, in the case of Mr. Skoglund) following a change in control or (iii) a material breach by Old Second (or any successor) of a provision of the Assurance Agreement, an executive officer will be entitled to:

  •
  Payment, in a single lump sum, of accrued base salary, accrued vacation pay, unreimbursed business expenses and all other items earned by or owed to the executive through and including the date of termination.

  •
  Payment, in a single lump sum, of a severance benefit equal to two times (three times, in the case of Mr. Skoglund) the sum of (i) the greater of the executive's annual rate of base salary in effect upon the date of termination or the executive's annual rate of base salary in effect immediately prior to the occurrence of the change in control and (ii) the average of the annual cash bonus paid to the executive (including any portion of such bonus, payment of which the executive elected to defer) for the three calendar years immediately preceding the year in which the termination occurs.

  •
  Immediate 100% vesting of all stock options and any other awards which have been provided to the executive by Old Second under any of its incentive compensation plans.

  •
  At the exact same cost to the executive, and at the same coverage level as in effect as of the executive's termination, a continuation of the executive's (and the executive's eligible dependents') health insurance coverage for 24 months (36 months, in the case of Mr. Skoglund) from the date of termination. In the event that the executive (and/or his dependents, if any) becomes covered under the terms of any other health insurance coverage of a subsequent employer which does not contain any exclusion or limitation with respect to any preexisting condition of the executive or the executive's eligible dependents, coverage under our plans will cease for the executive (and/or his dependents, if any).

  •
  At Old Second's expense, standard outplacement services for a period of up to one year from the date of executive's termination. The maximum amount to be paid by Old Second for such outplacement services is limited to $20,000.

  •
  Where, upon the occurrence of a change in control, an executive is subject to certain excise taxes under Section 280G of the Internal Revenue Code, Old Second will reimburse the executive for those excise taxes as well as any income and excise taxes payable by the executive as a result of any reimbursements for the 280G excise taxes. While circumstances could exist under which excise tax gross-up payments would be due to the executive officers, we do not believe that any payments made to any of the named executive officers as a result of a termination of employment in connection with a change in control occurring on December 31, 2012 would result in the imposition of an excise tax under the Internal Revenue Code.

        In exchange for the payments and benefits provided under the Assurance Agreements, the executive officers agree to be bound by a 24 month (36 month, in the case of Mr. Skoglund) restrictive covenant. The restrictive covenant will prohibit the executive officers from using, attempting to use, disclosing or otherwise making known to any person or entity (other than Old Second's board of directors) confidential or proprietary knowledge or information which the executive officers may acquire in the course of their employment.

        The Assurance Agreements define certain relevant terms, generally, as follows:

  •
  "Cause" means the occurrence of any one or more of the following: (i) a demonstrably willful and deliberate act or failure to act by the executive (other than as a result of incapacity due to physical or mental illness) which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of Old Second, which causes actual material financial injury to Old Second, or any of its subsidiaries, and which action or inaction is not remedied within fifteen business days of written notice from Old Second or the subsidiary for which the executive works; or (ii) the executive's conviction for committing an act of fraud, embezzlement, theft or any other act constituting a felony involving moral turpitude which causes material harm, financial or otherwise, to Old Second or any of its subsidiaries.

  •
  "Good reason" means the occurrence of any one or more of the following within the 24-month period (36-month period, in the case of Mr. Skoglund) following the change in control: (i) a material reduction or alteration in the nature or status of authorities, duties or responsibilities from those in effect as of 90 days prior to the change in control; (ii) moving the executive's principal office more than 25 miles from its location immediately prior to the change in control; (iii) a material reduction of the executive's base salary and/or other benefits; and, (iv) a material breach by Old Second or a successor, of any term of the Assurance Agreement, including any failure by Old Second to ensure assumption of the Assurance Agreement by a successor or any failure of a successor company to assume and agree to perform Old Second's entire obligations under the Assurance Agreement.

  •
  "Change in control" means (i) any person, company or other entity, other than an employee benefit plan or subsidiary company of Old Second, becoming the beneficial owner, either directly or indirectly, of 33% or more of Old Second's stock; (ii) during any two consecutive years, a change in a majority of the members of Old Second's board of directors; or (iii) consummation of a merger or consolidation where stockholders of Old Second before the merger or consolidation do not own more than 67% of the resulting entity, a complete liquidation or dissolution of Old Second or a sale or other disposition of substantially all of Old Second's assets.

          In exchange for the payments and benefits provided under the Assurance Agreements, the executive officers agree to be bound by confidentiality, non-competition and non-disclosure provisions.

          Except for payments and benefits provided by the Assurance Agreements, all other payments and benefits provided to any NEO upon termination of his or her employment are the same as the payments and benefits provided to other eligible employees of Old Second.

        The TARP rules do not prohibit payments made to a named executive officer (or his estate) where the officer's employment terminates as a result of his death or disability. Our Cash Incentive Plan provides for the payment of a pro rata cash bonus to be paid in the case of death or disability. Since no cash bonus was paid for 2012, there would have been no pro rata bonus as of December 31, 2012.

        Retirement, Death and Disability.    Generally speaking, a termination of employment due to retirement, death or disability does not entitle the named executive officers to any payments or benefits that are not available to other employees. Following a termination due to death or disability, an employee (or his or her estate) shall be entitled to the following:

  •
  Upon a termination due to death or disability, all unvested stock options shall become immediately 100% vested and an employee or beneficiary shall have a period of twelve months following such termination during which to exercise his or her vested stock options.

  •
  Any unvested restricted stock or restricted stock units outstanding at the time of an employee's termination due to death or disability shall become immediately 100% vested upon such termination.

        Also, it should be noted that, pursuant to existing agreements, as of the time of a termination of employment due to retirement, all unvested stock options shall become immediately 100% vested; however, this acceleration of vesting will not be true in the case of a retirement during the TARP period.

        Acceleration of Vesting Upon a Change in Control.    All employees, including the named executive officers, who receive equity awards under our equity incentive plan will immediately vest in any unvested equity awards held by such employees upon the occurrence of a change in control.

 DIRECTOR COMPENSATION

        Each director of Old Second also serves as a director of Old Second National Bank. In 2012 each non-employee director received $1,000 for every board meeting and $500 for every committee meeting attended if there were no other bank-level meetings held that day. Non-employee directors of Old Second National Bank received a $13,000 annual retainer. Due to increased responsibilities associated with mandates from Sarbanes-Oxley, the Lead Director and Compensation Committee Chairman, Mr. Palmer, received an $18,000 retainer in 2012 and the Audit Committee Chairman, Mr. Finn, received a $20,000 annual retainer in 2012, due to increased meetings and increased time spent on behalf of the Audit Committee. Messrs. Skoglund, Eccher and Cheatham, as executive officers of Old Second, did not receive any board fees for his service on Old Second's board, nor did he receive board fees for his service on the board of the Old Second National Bank. The following table sets forth the fees earned by each non-employee director and senior director in 2012:

Name	Fees earned or paid in cash ($)(1)	Total ($)
Edward Bonifas	$43,500	$43,500
Barry Finn	48,000	48,000
William Kane	37,500	37,500
John Ladowicz	46,000	46,000
William Meyer	40,500	40,500
Gerald Palmer	47,500	47,500
James C. Schmitz	46,000	46,000

(1)
We maintain the Old Second Bancorp, Inc. Amended and Restated Voluntary Deferred Compensation Plan for Directors under which directors are permitted to defer receipt of their directors' fees. The directors who participate in the plan are permitted to make hypothetical investments in publicly-traded funds, that are held in an insurance company separate account, with respect to the contributions credited to their plan accounts. We may, but are not required to, contribute the deferred fees into a trust, which may hold our stock. The plan is a nonqualified deferred compensation plan and the directors have no interest in the trust. The deferred fees and any earnings thereon are unsecured obligations of Old Second. Any shares held in the trust are treated as treasury shares and may not be voted on any matter presented to stockholders. We do not pay any above-market interest on the compensation or fees deferred by the directors.

 PROPOSAL 2:

NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION

        Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, and the rules and regulations promulgated thereunder, require publicly traded companies, such as Old Second, to conduct a separate stockholder advisory vote to approve the compensation of the registrant's executive officers, as disclosed pursuant to the Securities and Exchange Commission's compensation disclosure rules, commonly referred to as a "say-on-pay" vote. In accordance with these requirements, we are providing stockholders with an advisory vote on the compensation of our executive officers.

        As described in more detail in the Compensation Discussion and Analysis section of this proxy statement, the overall objectives of Old Second's compensation programs have been to align executive officer compensation with the success of meeting long-term strategic operating and financial goals. Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure that describe the compensation of our named executive officers in 2012. The Compensation Committee and the board of directors believe that the policies and procedures articulated in the Compensation Discussion and Analysis section are effective in implementing our compensation philosophy and achieving our goals, and that the compensation of our named executive officers in fiscal 2012 reflects and supports these compensation policies and procedures.

        In accordance with the requirements of the Dodd-Frank Act and the rules and regulations promulgated thereunder, the following resolution is submitted for stockholder approval:

        "RESOLVED, that Old Second Bancorp, Inc.'s stockholders approve, on an advisory basis, its executive compensation as described in the section captioned 'Compensation Discussion and Analysis' and the tabular disclosure regarding named executive officer compensation under 'Executive Compensation' contained in Old Second's proxy statement dated April 15, 2013."

        Approval of this resolution requires the affirmative vote of holders of a majority of the shares of stock having voting power and present in person or represented by proxy at the annual meeting. While this say-on-pay vote is required, as provided in Section 14A of the Exchange Act, it is not binding on the Compensation Committee or our board of directors and may not be construed as overruling any decision by the Compensation Committee or our board. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements.

Board Recommendation:

        The board of directors recommends stockholders vote to approve the overall compensation of our named executive officers, as described in this proxy statement, by voting "FOR" this proposal. Proxies properly signed and returned will be voted "FOR" this proposal unless stockholders specify otherwise.

 PROPOSAL 3:

ADVISORY (NON-BINDING) VOTE RELATING TO THE FREQUENCY OF FUTURE
STOCKHOLDER VOTES ON THE COMPENSATION OF CERTAIN EXECUTIVE OFFICERS

        Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, and the rules and regulations promulgated thereunder require publicly traded companies, such as the Company, to permit a separate stockholder vote on the frequency with which stockholders shall conduct an advisory say-on-pay vote on executive compensation, such as the proposal above. In accordance with these requirements, we are providing stockholders with an advisory vote on the frequency with which our stockholders will vote on a say-on-pay proposal.

        The advisory vote on the frequency of say-on-pay votes is a nonbinding vote as to how often say-on-pay votes should occur: every year, every two years or every three years. In addition to those choices, stockholders may also abstain from voting. Section 14A of the Exchange Act requires us to hold an advisory vote on the frequency of say-on-pay votes at least once every six years.

        After careful consideration, our board of directors recommends that future stockholder say-on-pay votes be conducted annually. The board values and encourages constructive input from our stockholders regarding our compensation philosophy, policies and practices, and believes it is important that such policies and practices are aligned with the best interests of our stockholders. An annual say-on-pay vote will provide the board and Compensation Committee with useful information on stockholder sentiment about these important matters on the most frequent and consistent basis.

        Although the board recommends a say-on-pay vote every year, stockholders are not voting to approve or disapprove the board's recommendation. Rather, stockholders are being asked to vote on the following resolution:

        "RESOLVED, that the stockholders of Old Second Bancorp, Inc., determine, on an advisory basis, that the frequency with which the stockholders shall have an advisory vote on executive compensation set forth in Old Second Bancorp, Inc.'s, proxy statement for its annual meeting of stockholders, beginning with the 2013 Annual Meeting of Stockholders, is (i) every year, (ii) every two years, or (iii) every three years."

        The choice which receives the highest number of votes will be deemed the choice of the stockholders.

        While this advisory vote is required, as provided in Section 14A of the Exchange Act, it is not binding on our Compensation Committee or board of directors and may not be construed as overruling any decision by the Compensation Committee or the board. However, the Compensation Committee will take into account the outcome of the vote when determining the frequency of future say-on-pay votes.

Board Recommendation

        The board of directors recommends a vote for the "every year" frequency alternative. Proxies properly signed and returned will be voted for the "every year" frequency unless stockholders specify otherwise. Stockholders are not voting to approve or disapprove the board of director's recommendation. Stockholders may choose among the three choices included in the resolution above, or may abstain for voting on this proposal.

 PROPOSAL 4:

RATIFICATION OF OUR AMENDED AND RESTATED RIGHTS AGREEMENT AND TAX
BENEFITS PRESERVATION PLAN

        On September 12, 2012, the Company executed an amendment to their Rights Agreement and entered into the Tax Benefits Plan, between the Company and Old Second National Bank, as rights agent. The Tax Benefits Plan amends, restates and replaces the Rights Agreement, between the Company and Old Second National Bank, as Rights Agent, dated as of September 17, 2002 (the "Original Plan"), which previously governed the preferred stock purchase rights (the "Rights") granted thereunder. The Tax Benefits Plan will be rescinded if it is not ratified by the Company's stockholders at the annual meeting.

Background and Reasons for the Proposal

        The purpose of the Tax Benefits Plan is to protect the Company's ability to utilize certain tax assets, including its net operating losses (collectively, the "Tax Benefits"), to offset future income. The Company's use of its Tax Benefits in the future could be significantly limited if it experiences an "ownership" change for U.S. federal income tax purposes. In general, an "ownership change" will occur if there is a cumulative change in the Company's ownership by so called "5-percent shareholders" (as defined under U.S. income tax laws) that exceeds fifty percentage points over a rolling three-year period.

        The Tax Benefits Plan is designed to reduce the likelihood that the Company will experience an unsolicited ownership change by (i) discouraging any person or group from becoming a "5-percent shareholder" and (ii) discouraging any existing "5-percent shareholder" from acquiring more than a specified number of additional shares of Company stock. There is no guarantee, however, that the Tax Benefits Plan will prevent the Company from experiencing an ownership change. A corporation that experiences an ownership change will generally be subject to an annual limitation on certain of its pre-ownership change tax assets equal to the value of the corporation immediately before the ownership change, multiplied by the long-term, tax-exempt rate (subject to certain adjustments), provided that the annual limitation would be increased each year to the extent that there is an unused limitation in a prior year. The limitation arising from an ownership change on the Company's ability to utilize the Tax Benefits depends on the value of the Company's stock at the time of the ownership change. If the Company's Tax Benefits are subject to limitation because it experiences an ownership change, depending on the value of the Company's stock at the time of the ownership change, the Company's tangible common equity might be reduced.

        After giving careful consideration to this issue, the Company's board of directors concluded that the Tax Benefits Plan was in the best interests of the Company and its stockholders and recommended that the Company's stockholders vote to ratify the Tax Benefits Plan.

        Because the Tax Benefits Plan only amends and restates the Original Plan, the Company has not and will not declare a new dividend in connection with the Tax Benefits Plan. The Tax Benefits Plan does, however, (i) extend the term of the Rights granted under the Original Plan to September 12, 2015, and (ii) change the Purchase Price (as defined in the Tax Benefits Plan) to $10.00 per Right, subject to adjustment.

Description of the Tax Benefits Plan

        The Rights are in all respects subject to and governed by the provisions of the Tax Benefits Plan. The description of the Tax Benefits Plan contained herein is qualified in its entirety by reference to the full text of the Tax Benefits Plan, a copy of which is attached to this proxy statement as Appendix A. Please read the Tax Benefits Plan in its entirety as the following discussion is only a summary.

        Unlike traditional stockholders rights plan such as the Original Plan, which are designed and put in place to deter unsolicited takeover bids, the Tax Benefits Plan is designed to protect the Company's Tax Benefits by deterring a change in control that would limit our ability to fully utilize our Tax Benefits. The Tax Benefits Plan does this by discouraging both present and prospective stockholders from acquiring a certain level of equity in the Company.

        The Rights.    In connection with the adoption of the Original Plan, the Company declared a dividend of one Right for each share of Company common stock outstanding as of the close of business on September 27, 2002 (the "Plan Record Date"), with each Right representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock, $1.00 par value per share (the "Preferred Stock"), upon the terms and subject to the conditions set forth in the Original Plan. The Company further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of common stock that becomes outstanding between the Plan Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are defined herein) and, in certain circumstances governed by the Tax Benefits Plan, Rights may also be issued with respect to shares of common stock that shall become outstanding after the Distribution Date and prior to the Expiration Date.

        Exercisability.    The Rights will not be exercisable until the earlier to occur of (i) the tenth day after the first date of a public announcement (which shall include, without limitation, a report filed or amended pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person (as defined below) that an Acquiring Person has become such, or such earlier date as a majority of the board of directors shall become aware of the existence of an Acquiring Person or (ii) the tenth day after the date (or such later date as may be determined by action of the board of directors prior to such time as any person becomes an Acquiring Person) of the commencement by any person of (or, if earlier, of the first public announcement of the intention of such person) to commence) a tender or exchange offer the consummation of which would result in any person becoming an Acquiring Person. The date the Rights become exercisable is referred to in the Tax Benefits Plan as the "Distribution Date."

        Prior to the Distribution Date, the Rights will be evidenced by the certificates for (or current ownership statements issued with respect to uncertificated shares in lieu of certificates), and will be transferred with, shares of the Company's common stock, and the registered holder of the Company's common stock will be deemed to be the registered holder of the Rights. Prior to the Distribution Date, the Rights are not severable from the Company's common stock and have no independent voting or dividend rights associated with them. In addition, the Rights can only be transferred in connection with the transfer of the Company's common stock. After the Distribution Date, Old Second National Bank, as the rights agent, will mail separate certificates evidencing the Rights to each record holder of the Company's common stock as of the close of business on the Distribution Date. Thereafter, the Rights may be transferred separately from the Company's common stock. The Rights will expire on September 12, 2015, unless earlier exchanged or redeemed, or the date that the Company's board of directors determines that the Company no longer has any Tax Benefits.

        After any person becomes an Acquiring Person (as defined below), each Right (other than the Rights treated as beneficially owned under certain U.S. tax rules by the Acquiring Person) will generally entitle the holder to purchase for the Purchase Price a number of shares of the Preferred Stock having a market value of twice the Purchase Price.

        As used in the Tax Benefits Plan, an "Acquiring Person" means, in general, any person or group that has become a "5-percent shareholder" of the Company, other than (i) the Company or any subsidiary or employee benefit plan or compensation arrangement of the Company, (ii) the U.S. government, (iii) certain existing "5-percent shareholders" so long as each such stockholder does not acquire more than a specified number of additional shares of the Company's stock; (iv) certain other

"grandfathered persons" (as described in the Tax Benefits Plan), so long as such "grandfathered persons" satisfy the applicable requirements in the Tax Benefits Plan; (v) any person or group that the board of directors determines, in its sole discretion, has inadvertently become a "5-percent shareholder" (or inadvertently failed to continue to qualify as a "grandfathered person"), so long as such person or group promptly divests sufficient shares so as to no longer own 5% of the Company's stock; (vi) any person or group that has become a "5-percent shareholder" (or inadvertently fails to continue to qualify as a "grandfathered person"), so long as such person or group satisfies the applicable requirements set forth in the Tax Benefits Plan; (vii) any person or group that the board of directors determines, in its sole discretion has not jeopardized or endangered the Company's utilization of its Tax Benefits, so long as each such stockholder does not acquire any additional shares of the Company's stock and so long as our board of directors does not, in its sole discretion, make a contrary determination; and (viii) any person that acquires at least a majority of the Company's stock in connection with an offer satisfying various conditions set forth in the Tax Benefits Plan, including being a fully financed all-cash tender offer for any and all of the then outstanding shares of the Company at the same per-share consideration.

        Exchange and Redemption.    At any time after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the outstanding shares of the Company's stock), the Company's board of directors may generally exchange all or part of the then outstanding and exercisable Rights for Company common stock at an exchange ratio of one share of common stock per Right, as may be adjusted. Our board of directors may also redeem all of the Rights at a price of $0.01 per Right at any time before the Distribution Date. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the Rights holders' only right will be to receive the Redemption Price.

        Qualifying Offer.    If the Company receives a Qualifying Offer (as defined below) and the board of directors has not redeemed the outstanding Rights or exempted such offer from the Tax Benefits Plan or called a special meeting of stockholders by the end of the ninety business days following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of the Tax Benefits Plan, holders of record (or their duly authorized proxy) of at least 10% of the common stock then outstanding may submit to the board of directors, not earlier than ninety business days nor later than 120 business days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand directing the board of directors to submit to a vote of stockholders at a special meeting a resolution exempting such Qualifying Offer from the provisions of the Tax Benefits Plan. A special meeting demand must be delivered to the secretary of the Company at the principal executive offices of the Company and must set forth, as to the stockholders of record making the request, (i) the names and addresses of such stockholders as they appear on the Company's books and records, (ii) the class and number of common stock which are owned by each of such stockholders and (iii) in the case of common stock that is owned beneficially by another person, an executed certification by the holder of record that such holder has executed such special meeting demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, our board of directors may take a position in favor of or opposed to the adoption of the Qualifying Offer or no position with respect thereto, as it determines to be appropriate in the exercise of its duties. In the event that no person has become an Acquiring Person prior to the redemption date for the Qualifying Offer, and the Qualifying Offer continues to be a Qualifying Offer and either (y) the special meeting of stockholders is not convened on or prior to the last day of the period for calling such meeting set forth in the Tax Benefits Plan or (z) if, at the special meeting at which a quorum is present, a majority of the holders of common stock present or represented by proxy at the special meeting and entitled to vote thereon as of the record date for the special meeting shall vote in favor of the Qualifying Offer, then the Qualifying Offer shall be deemed exempt from the application of the Tax Benefits Plan so long as it remains a Qualifying Offer.

        For purposes of the Tax Benefits Plan, "Qualifying Offer" shall mean an offer determined by a majority of the Company's independent directors to have the following characteristics, among others: (i) fully financed all-cash tender offer for all of the outstanding shares of the Company's common stock; (ii) commenced within the meaning of Rule 14d-2(a) of the Exchange Act and made by an offeror that beneficially owns no more than 50% of the outstanding shares of common stock; and (iii) irrevocable for at least 120 days and in writing.

        Expiration.    The Rights will expire on September 12, 2015, unless earlier exchanged or redeemed (the "Expiration Date").

        Antidilution Provisions.    The Tax Benefits Plan includes antidilution provisions designed to maintain the effectiveness of the Rights.

        Amendments.    At any time prior to the Distribution Date, the Tax Benefits Plan may be amended, except with respect to the Redemption Price. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Tax Benefits Plan in any manner that does not adversely affect the interests of holders of the Rights.

        Under applicable law, the ratification of the Tax Benefits Plan requires the affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on this proposal. In tabulating the votes, broker non-votes on the adoption of the amendment will be disregarded and have no effect on the outcome of the vote. However, any other abstentions by shares present in person or represented by proxy at the annual meeting are effectively equivalent to votes against this proposal.

Board Recommendation

        The board of directors recommends stockholders vote to ratify the Tax Benefits Plan by voting "FOR" this proposal. Proxies properly signed and returned will be voted "FOR" this proposal unless stockholders specify otherwise.

 PROPOSAL 5:

RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

General

        Our stockholders are also being asked to adopt a resolution to ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2013. If the stockholders do not ratify the selection of Plante & Moran, PLLC at the annual meeting, the Audit Committee will consider selecting another firm of independent public accountants. Representatives from Plante & Moran, PLLC are expected to be present at the annual meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions that may be asked by stockholders.

Board Recommendation

        The board of directors recommends that you vote your shares "FOR" the ratification of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2013.

Accountant Fees

        Audit Fees.    The aggregate fees and expenses paid to Plante & Moran PLLC in connection with the audit of our annual financial statements and the related securities filings were $281,563 for 2012 and $342,077 for 2011.

        Audit Related Fees.    Audit related fees paid to Plante & Moran PLLC were $94,411 for 2012 and were $95,500 for 2011.

        Tax Fees.    There were no amounts for tax related services billed by Plante & Moran, PLLC for 2012 or 2011.

        All Other Fees.    There were no aggregate fees or pre-approved expenses billed by Plante & Moran, PLLC for all other services rendered to us during the years ended December 31, 2012 and 2011.

        The Audit Committee is solely responsible for the pre-approval of all audit and non-audit services to be provided by the independent accountants and the committee exercises its authority to do so in accordance with a policy that it has adopted. All services provided by Plante & Moran, PLLC were approved pursuant to the pre-approval policy. The pre-approval policy is available on our website at www.oldsecond.com.

AUDIT COMMITTEE REPORT

        The Audit Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of directors who are independent under the rules of the Nasdaq Stock Market.

        The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2012 with our management and Plante & Moran, PLLC, the independent registered public accounting firm that audited our financial statements for that period. The committee has discussed with Plante & Moran, PLLC the matters required to be discussed by SAS 114 (The Auditor's Communication With Those Charged With Governance) and received and discussed the written disclosures and the letter from Plante & Moran, PLLC required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence). Based on the review and discussions with management and Plante & Moran, PLLC, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2012 for filing with the Securities and Exchange Commission.

Respectfully,
Barry Finn, Chairman
Ed Bonifas
John Ladowicz
James Schmitz
Duane Suits

 GENERAL

        We will bear the cost of this proxy solicitation. Solicitation will be made primarily through the use of the mail, but our officers, directors or employees may solicit proxies personally or by telephone or telegraph without additional remuneration for such activity. In addition, we will reimburse brokerage houses and other custodians, nominees or fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owner of such shares.

        As of the date of this proxy statement, we do not know of any other matters to be brought before the annual meeting. However, if any other matters should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

By order of the board of directors

William B. Skoglund Chairman and Chief Executive Officer

Aurora, Illinois
April 15, 2013

ALL STOCKHOLDERS ARE URGED TO SIGN
AND MAIL THEIR PROXIES PROMPTLY

OLD SECOND BANCORP, INC.

and

OLD SECOND NATIONAL BANK, as Rights Agent

AMENDED AND RESTATED RIGHTS AGREEMENT AND
TAX BENEFITS PRESERVATION PLAN

Dated as of September 12, 2012

 AMENDED AND RESTATED RIGHTS AGREEMENT AND TAX BENEFITS
PRESERVATION PLAN

        This Amended and Restated Rights Agreement and Tax Benefits Preservation Plan, dated as of September 12, 2012 ("Agreement"), between Old Second Bancorp, Inc., a Delaware corporation (the "Company"), and Old Second National Bank, a national banking association headquartered in Aurora, Illinois, as Rights Agent (the "Rights Agent"). This Agreement is an amendment and restatement of that certain Rights Agreement, between the Company and the Rights Agent, dated as of September 17, 2002 (the "Rights Plan").

        WHEREAS, the Company and its Subsidiary have generated certain Tax Benefits (as defined herein) for United States federal income tax purposes and desire to avoid an "ownership change" within the meaning of Section 382 (as defined below). In furtherance of such objective, the Company desires to enter into this Agreement;

        WHEREAS, the Board authorized and declared a dividend of one preferred share purchase right (a "Right") for each share of Common Stock (as defined herein) of the Company outstanding as of the Close of Business (as defined below) on September 27, 2002 (the "Record Date"), each Right representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as defined herein), upon the terms and subject to the conditions set forth in the Rights Plan, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are defined herein and in the Rights Plan); provided, however, that, in accordance with Section 22 hereof, Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date.

        WHEREAS, the Board authorized as of August 21, 2012, the amendment and restatement of the Rights Plan (the "Effective Date"), to among other things, preserve the Company's ability to utilize its Tax Benefits and to change the Purchase Price (as defined herein), all of which the Board believes are necessary and in the best interests of the Company and its stockholders.

        NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

        Section 1.    Certain Definitions.    For purposes of this Agreement, the following terms have the meaning indicated:

          (a)   "5% Shareholder" shall mean (a) a Person or group of Persons that is a "5-percent shareholder" of the Company pursuant to Treasury Regulation Section 1.382-2T(g) (other than any "public group" that results, pursuant to Treasury Regulation Section 1.382-2T(j)(2)(iii), from an Announced Exchange) or (b) a Person that is a "first tier entity" or "higher tier entity" (as such terms are defined in Treasury Regulation Section 1.382-2T(f)) of the Company if that Person has a "public group" or individual, or a "higher tier entity" of that Person has a "public group" or individual, that is treated as a "5-percent shareholder" of the Company pursuant to Treasury Regulation Section 1.382-2T(g).

          (b)   "Acquire" or "own" shall mean to obtain (or have, respectively) ownership for purposes of Section 382 of the Code without regard to the constructive ownership rules described in Treasury Regulation Section 1.382-2T(h)(2), (h)(3) and (k) (and "Acquisition" shall have a correlative meaning).

          (c)   "Acquiring Person" shall mean any Person who or which is or becomes a 5% Shareholder (other than by reason of Treasury Regulation Section 1.382-2T(j)(3)(i) or solely as a result of a transaction in which no "5-percent shareholder" (as defined in Section 382 of the Code and

  Treasury Regulations thereunder) experiences an increase in its Percentage Stock Ownership interest of the Company), whether or not such Person continues to be a 5% Shareholder, but shall not include:

              (i)  an Exempt Person;

             (ii)  any Grandfathered Person;

            (iii)  the U.S. Government;

            (iv)  any Person who or which the Board determines, in its sole discretion, has inadvertently become a 5% Shareholder (or has either inadvertently failed to continue to qualify as a Grandfathered Person or inadvertently failed to be excluded from the definition of an "Acquiring Person" pursuant to clause (vii) below), so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Common Stock so that such Person's Percentage Stock Ownership is less than 5% (or, in the case of any Person who or which has inadvertently failed to continue to qualify as a Grandfathered Person or inadvertently failed to be excluded from the definition of an "Acquiring Person" pursuant to clause (vii) below, the Common Stock that caused such Person to so fail to qualify as a Grandfathered Person or fail to be excluded from the definition of an "Acquiring Person" pursuant to clause (vii) below;

             (v)  any Person that has become a 5% Shareholder if the Board in good faith determines that such Person's attainment of 5% Shareholder status has not jeopardized or endangered the Company's utilization of the Tax Benefits; provided, however, that such Person does not increase its Percentage Stock Ownership over such Person's lowest Percentage Stock Ownership immediately following such determination by the Board, other than any increase pursuant to or as a result of (a) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (b) any redemption of Common Stock by the Company; provided, further, that such Person shall be an "Acquiring Person" if the Board makes a contrary determination in good faith;

            (vi)  any Person if, on the date that would have been (absent this clause (vi) of the definition of "Acquiring Person") a Stock Acquisition Date with respect to such Person, such Person does not beneficially own any Common Stock;

           (vii)  any Person who or which has become a 5% Shareholder (or failed to continue to qualify as a Grandfathered Person) solely as a result of an in-kind distribution of Common Stock (whether or not in redemption of a Fund Vehicle interest) to such Person (or an Affiliate) from a Fund Vehicle (or the receipt of cash in lieu of such in-kind distribution); provided, however, that either (a)(i) the Person (or Affiliate) is not and does not control the general partner or investment manager of the Fund Vehicle and is not otherwise principally responsible for the investment decisions of the Fund Vehicle and (ii) the Person (or Affiliate) was not otherwise able, using commercially reasonable efforts, to prevent the Fund Vehicle from distributing Common Stock to such Person (or Affiliate), including by electing wherever possible to not have its interest in such Fund Vehicle redeemed, (b) the Person (or Affiliate) is not and does not control the general partner or investment manager of the Fund Vehicle and is not otherwise principally responsible for the investment decisions of the Fund Vehicle and the Person (or Affiliate) receives only cash in lieu of an in-kind distribution of Common Stock from a Fund Vehicle, or (c) the Person (or Affiliate) is or controls the general partner or investment manager of the Fund Vehicle or is otherwise principally responsible for the investment decisions of the Fund Vehicle and (i) the Fund Vehicle does not offer its investors the right to elect cash in lieu of an in-kind distribution of Common Stock and (ii) only cash in lieu of an in-kind distribution of Common Stock is made to the Person (or Affiliate) (a distribution described in (a), (b) or (c), an "In-Kind Distribution"); and

          (viii)  any Person that beneficially owns at least a majority of the Common Stock following consummation of a Qualifying Offer.

          (d)   "Affiliate" shall mean with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such Person pursuant to Section 382 and the applicable Treasury Regulation or as otherwise defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

          (e)   "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

          (f)    "Agreement" shall have the meaning set forth in the preamble hereto.

          (g)   A Person shall be deemed the "Beneficial Owner" of, shall be deemed to have "Beneficial Ownership" of and shall be deemed to "beneficially own" any securities (a) which such Person directly owns or (ii) which such Person would be deemed to constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder.

          (h)   "Board" shall mean the board of directors of the Company.

          (i)    "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois or the city in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close.

          (j)    "Close of Business" on any given date shall mean 5:00 P.M., Aurora, Illinois, time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Aurora, Illinois time, on the next succeeding Business Day.

          (k)   "Code" shall mean the Internal Revenue Code of 1986, as amended form time to time, or any successor statute.

          (l)    "Common Stock" when used with reference to the Company shall mean the Common Stock, presently par value $1.00 per share, of the Company. "Common Stock" when used with reference to any Person other than the Company shall mean the common stock (or, in the case of an unincorporated entity, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

          (m)  "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (n)   "Company" shall have the meaning set forth in the preamble hereto.

          (o)   "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (p)   "Definitive Acquisition Agreement" shall mean any agreement entered into by the Company that is conditioned on the approval of the holders of not less than a majority of the outstanding Common Stock of the Company at a special meeting called for such purpose with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company, or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company.

          (q)   "Distribution Date" shall have the meaning set forth in Section 3 hereof.

          (r)   "Effective Date" shall have the meaning set forth in the recitals hereto.

          (s)   "Equivalent Preferred Shares" shall have the meaning set forth in Section 11(b) hereof.

          (t)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (u)   "Exchange Ratio" shall have the meaning set forth in Section 24 hereof.

          (v)   "Exemption Date" shall have the meaning set forth in Section 23(b) hereof.

          (w)  "Exempt Person" shall mean the Company or any Subsidiary (as such term is defined herein) of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

          (x)   "Expiration Date" shall have the meaning set forth in Section 7 hereof.

          (y)   "Final Expiration Date" shall have the meaning set forth in Section 7 hereof.

          (z)   "Flip-In Event" shall have the meaning set forth in Section 11(a)(ii) hereof.

          (aa) "Fund Vehicle" shall mean any entity or arrangement that is, or that is operated as or as part of, a private equity fund, hedge fund or other pooled investment vehicle or similar arrangement. For the avoidance of doubt, (a) a given Fund Vehicle may be operated alone or together with one or more related Fund Vehicles that were organized pursuant to the same marketing process, that are managed by the same general partner or investment managers (or an Affiliate thereof), that have substantially the same investment objectives and that generally co-invest or invest lockstep together in investment opportunities; and (b) where an investor holds an interest in a master fund through an entity or arrangement formed by a sponsor of a master fund (which sponsor is unaffiliated with such investor) solely to be a feeder vehicle for one or more investors to invest in that master fund, (i) the underlying master fund shall be treated as the Fund Vehicle for purposes of this definition and (ii) a distribution of Common Stock from the master fund to a feeder vehicle described in clause (b) that then results in a distribution by that feeder vehicle to the investors will be treated in the same manner under this Agreement as though that distribution by the feeder vehicle had been distributed by the master fund to the investor.

          (bb) "Grandfathered Person" shall mean:

              (i)  Any Person who would otherwise qualify as an Acquiring Person as of the date of this Agreement, unless and until such Person's Percentage Stock Ownership shall be increased by more than one percentage point over such Person's lowest Percentage Stock Ownership on or after the date of this Agreement, other than any increase pursuant to or as a result of (a) the exercise of any option, warrant or convertible instrument to purchase Common Stock that such Person held as of the date of this Agreement, (b) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (c) any redemption of Common Stock by the Company; and

             (ii)  Any Person who would otherwise qualify as an Acquiring Person as a result of a redemption of Common Stock by the Company, unless and until such Person's Percentage Stock Ownership shall be increased by more than one percentage point over such Person's lowest Percentage Stock Ownership on or after the date of such redemption, other than any increase pursuant to or as a result of (a) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (b) any subsequent redemption of Common Stock by the Company.

          (cc) "Nasdaq" shall mean The Nasdaq Stock Market.

          (dd) "New York Stock Exchange" shall mean the New York Stock Exchange, Inc.

          (ee) "Percentage Stock Ownership" shall mean the percentage stock ownership of the Company, as determined in accordance with Treasury Regulation Section 1.382-2(a), 1.382-2T(g), (h), (j) and (k); provided, however, that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Common Stock held by such entity shall not be treated as no longer owned by such entity pursuant to Treasury Regulation Section 1.382-2T(h)(2)(i)(A).

          (ff)  "Person" shall mean any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, governmental entity, or other entity, or any group of Persons making a "coordinated acquisition" of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) to such entity.

          (gg) "Preferred Stock" shall mean the Series A Junior Participating Preferred Stock, $1.00 par value per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designation attached to the Rights Plan as Exhibit A.

          (hh) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

          (ii)   "Purchase Price" shall have the meaning set forth in Section 7(b) hereof.

          (jj)   "Qualifying Offer" shall mean an offer determined by a majority of the Company's independent directors to have, to the extent required for the type of offer specified, each of the following characteristics:

              (i)  a fully financed all-cash tender offer for any and all of the then outstanding shares of Common Stock at the same per-share consideration;

             (ii)  an offer that has commenced within the meaning of Rule 14d-2(a) of the Exchange Act and is made by an offeror (including Affiliates and Associates thereof) that beneficially owns no more than 5% of the outstanding shares of Common Stock as of the date of such commencement;

            (iii)  an offer that is subject only to the minimum tender conditions described below in item (vi) of this definition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or any other outside advisor of the Company;

            (iv)  an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than 120 Business Days and, if a Special Meeting Demand is duly delivered to the Board in accordance with Section 23(b), for at least 10 Business Days after the date of the Special Meeting or, if no Special Meeting is held within the Special Meeting Period, for at least 10 Business Days following the last day of such Special Meeting Period (the "Qualifying Offer Period");

             (v)  an offer pursuant to which the Company has received an irrevocable written commitment by the offer that, in addition to the minimum time periods specified in item (iv) of this definition, the offeror, if it is otherwise to expire prior thereto, will be extended for at least 15 Business Days after (i) any increase in the price offered or (ii) any bona fide alternative offer is commenced by another Person within the meaning of Rule 14d-2(a) of the Exchange Act; provided, however, that such offer need not remain open as a result of clauses (iv) and (v) of this definition beyond (x) the time which any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under such clauses (iv) and (v), (y) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 of this Exchange Act, of any other tender offer for the Common Stock with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of the shares of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder) or (z) 1 Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

            (vi)  an offer that is conditioned on a minimum of at least a majority of the then outstanding shares of Common Stock on a fully-diluted basis being tendered and not withdrawn as of the offer's expiration date, which condition shall not be waivable;

           (vii)  an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to the stockholder's statutory appraisal rights, if any; and

          (viii)  an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment by the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof).

  For purposes of this definition, "fully financed" shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing, which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(b) shall no longer be applicable to such offer.

          (kk) "Qualifying Offer Period" shall have the meaning set forth in subsection (iv) of the definition of Qualifying Offer.

          (ll)   "Qualifying Offer Resolution" shall have the meaning set forth in Section 23(b).

          (mm)  "Record Date" shall have the meaning set forth in the recitals hereto.

          (nn) "Redemption Date" shall have the meaning set forth in Section 7 hereof.

          (oo) "Redemption Price" shall have the meaning set forth in Section 23 hereof.

          (pp) "Right" shall have the meaning set forth in the recitals hereto.

          (qq) "Rights Agent" shall have the meaning set forth in the preamble hereto.

          (rr)  "Right Certificate" shall have the meaning set forth in Section 3 hereof.

          (ss)  "Rights Plan" shall have the meaning set forth in the preamble hereto.

          (tt)  "Section 382" shall mean Section 382 of the Code or any comparable successor provision.

          (uu) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (vv) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (ww)  "Special Meeting" shall have the meaning set forth in Section 23(b) hereof.

          (xx) "Special Meeting Date" shall have the meaning set forth in Section 23(b) hereof.

          (yy) "Special Meeting Period" shall have the meaning set forth in Section 23(b) hereof.

          (zz) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (aaa)  "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such, or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

          (bbb)  "Subsidiary" of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

          (ccc)  "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (ddd)  "Summary of Rights" shall have the meaning set forth in Section 3 hereof.

          (eee)  "Tax Benefits" shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a "net unrealized built in loss" within the meaning of Section 382, of the Company or any of its Subsidiaries.

          (fff) "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

          (ggg)  "Treasury Regulation" shall mean any final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulations.

          (hhh)  "U.S. Government" shall mean any of (i) the federal government of the United States of America, (ii) any instrumentality or agency of the federal government of the United States of America and (iii) any Person wholly-owned by, or the sole beneficiary of which is, the federal government of the United States of America or any instrumentality or agency thereof.

        Section 2.    Appointment of Rights Agent.    The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date be the holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, and, upon acceptance of such appointment by a co-Rights Agent, the provisions of this Agreement shall be deemed also to apply to such co-Rights Agent. The Rights Agent shall have no duty to supervise and shall in no event be liable for, the acts or omission of any such co-Rights Agents.

        Section 3.    Issue of Right Certificates.

          (a)   Until the Close of Business on the earlier to occur of (i) the tenth day after the Stock Acquisition Date or (ii) the tenth day after the date (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) of the commencement by any Person (other than an Exempt Person) of (or, if earlier, of the first public announcement of the intention of such Person (other than an Exempt Person) to commence) a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of such dates being herein referred to as the "Distribution Date"; provided, however, that if either of such dates occurs after the date of this Agreement and on or prior to the Record Date, then the Distribution Date shall be the Record Date), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Stock registered in the names of the holders thereof and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B to the Rights Plan, as amended by Exhibit A hereto (as amended, a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

          (b)   On the Record Date, the Company distributed a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C to the Rights Plan (the "Initial Summary of Rights"), to each record holder of Common Stock as of the Close of Business on the Record Date, which summary has been amended as set forth on Exhibit B hereto (the "Amended Summary of Rights" and together with the Initial Summary of Rights, the "Summary of Rights"). On the Effective Date, or as soon as reasonably practicable thereafter, the Company will send a copy of the Amended Summary of Rights by first class, postage prepaid mail, to each record holder of Common Stock as of the Close of Business on the Effective Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

          (c)   Rights shall be issued in respect of all shares of Common Stock issued or disposed of (including, without limitation, upon disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for Common Stock (including, without limitation, upon transfer of outstanding Common Stock, disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Effective Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

    This certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Rights Agreement and Tax Benefits Preservation Plan between Old Second Bancorp, Inc. (the "Company") and Old Second National Bank, as Rights Agent, dated as of September 12, 2012 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

  With respect to such certificates containing the foregoing legend, until the Distribution Date the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.

          Notwithstanding this paragraph (c), the omission of a legend or the failure to provide notice thereof shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

        Section 4.    Form of Right Certificates.    The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Agreement, the Right Certificates, whenever distributed, (i) shall be dated as of the Record Date; (ii) shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price, but the number of such one one-thousandths of a share of Preferred Stock; and (iii) the Purchase Price shall be subject to adjustment as provided herein.

        Section 5.    Countersignature and Registration.

          (a)   The Right Certificates shall be executed on behalf of the Company by the President of the Company, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof and shall be attested by the Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

          (b)   Notwithstanding any of the provisions of this Agreement or the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind of class of shares of stock issuable upon exercise of the Rights made in accordance with the provisions of this Agreement.

          (c)   Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

        Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

          (a)   Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. As a condition to such transfer, division, combination or exchange, the Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment by a Right holder of applicable taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

          (b)   Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

        Section 7.    Exercise of Rights, Purchase Price; Expiration Date of Rights.

          (a)   Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time that is the earliest of

  (i) the Close of Business on September 12, 2015 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, or (iv) the date the Board determines that the Company no longer has any Tax Benefits (the earliest of (i)-(iv) being herein referred to as the "Expiration Date").

          (b)   The Purchase Price shall be initially $10.00 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

          (c)   Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the shares of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with this Agreement, in cash or by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent for the Preferred Stock, or make available if the Rights Agent is the transfer agent of the Preferred Stock, certificates for the number of shares (or fractions thereof) of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

          (d)   Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder's duly authorized assigns, subject to the provisions of Section 14 hereof.

          (e)   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) duly completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or such former or proposed Beneficial Owner) thereof, or such Beneficial Owner's Affiliates or Associates, as the Company or the Rights Agent shall reasonably request.

        Section 8.    Cancellation and Destruction of Right Certificates.    All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

        Section 9.    Availability of Shares of Preferred Stock.

          (a)   The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Agreement.

          (b)   So long as the shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock) issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange, or quoted on Nasdaq, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange, or quoted on Nasdaq, upon official notice of issuance upon such exercise.

          (c)   From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock upon the exercise of Rights, to register and qualify such shares of Preferred Stock under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act shall have been declared effective, unless an exemption therefrom is available.

          (d)   The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and following the time that a Person becomes an Acquiring Person, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

          (e)   The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

        Section 10.    Preferred Stock Record Date.    Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

        Section 11.    Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.    The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a)   (i)    In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the number and kind of shares of capital stock issuable upon exercise of a Right as of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

             (ii)  Subject to Section 24 of this Agreement, in the event any Person becomes an Acquiring Person (the first occurrence of such event being referred to hereinafter as the "Flip-In Event"), then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with Section 11(f)

    hereof. Notwithstanding anything in this Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Flip-In Event or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the Board has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).

            (iii)  The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess (such excess, the "Spread") of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the "Current Value") over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph (ii)), and (B) with respect to each Right (other than Rights which have become void pursuant to the foregoing subparagraph (ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing subparagraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such

    Purchase Price), where such aggregate value has been determined by the Board upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Flip-In Event (the date of the Flip-In Event being the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of the Flip-In Event, the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any "Common Stock Equivalent" shall be deemed to equal the current per share market price of the Common Stock. The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

          (b)   In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock ("Equivalent Preferred Shares")) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c)   In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price (determined pursuant to Section 11(d) hereof) of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (d)   (i)    Except as otherwise provided herein, for the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is defined herein) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares of such Security, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and ask prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low ask prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and ask prices as furnished by a professional market maker making a market in the Security selected by the Board. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

             (ii)  For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes.

          (e)   No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one hundred-thousandth of a share of Preferred Stock or one-hundredth of a share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

          (f)    If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

          (g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h)   Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one hundred-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share purchasable upon the exercise of a Right immediately prior to such adjustment by

  (y) the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment.

          (i)    The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

          (j)    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

          (k)   Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the fraction of Preferred Stock or other shares of capital stock issuable upon exercise of a Right, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

          (l)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (m)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

          (n)   Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

          (o)   The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

        Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.    Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof (if so required under Section 25 hereof). The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

        Section 13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

          (a)   In the event, directly or indirectly, at any time after the Flip-In Event (i) the Company shall consolidate with or shall merge into any other Person, (ii) any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more wholly-owned Subsidiaries of the Company), then upon the first occurrence of such event, proper provision shall be made so that: (A) each holder of a Right (other than Rights which have become void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is defined herein), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

          (b)   "Principal Party" shall mean:

              (i)  in the case of any transaction described in (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

             (ii)  in the case of any transaction described in (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

  provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of all of which is and has been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

          (c)   The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

              (i)  prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

             (ii)  use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the New York Stock Exchange or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on Nasdaq or on such other system then in use;

            (iii)  deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

            (iv)  obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

          (d)   In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock Equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock Equivalents of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

          (e)   The Company covenants and agrees that it shall not, at any time after the Flip-In Event, enter into any transaction of the type described in clauses (i) through (iii) of Section 13(a) hereof if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

        Section 14.    Fractional Rights and Fractional Shares.

          (a)   The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and ask prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low ask prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and ask prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date, no such market maker is making a market in the Rights, the fair market value of the Rights on such date as determined in good faith by the Board shall be used.

          (b)   The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Preferred Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

          (c)   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

          (d)   The holder of a Right by the acceptance of the Right expressly waives such holder's right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

        Section 15.    Rights of Action.    All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on such holder's own behalf and benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided therein and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

        Section 16.    Agreement of Right Holders.    Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

          (b)   after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

          (c)   the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary.

          (d)   Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the Company's or the Rights Agent's inability to perform any of their respective obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

        Section 17.    Right Certificate Holder Not Deemed a Stockholder.    No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

        Section 18.    Concerning the Rights Agent.

          (a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

          (b)   The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

        Section 19.    Merger or Consolidation or Change of Name of Rights Agent.

          (a)   Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

          (b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

        Section 20.    Duties of Rights Agent.    The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

          (a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

          (b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President and the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          (c)   The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.

          (d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

          (e)   The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

          (f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

          (h)   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

          (i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

          (j)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

        Section 21.    Change of Rights Agent.    The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such holder's Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or the laws of any state of the United States or the District of Columbia, in good standing, having an office in the State of Illinois or the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

        Section 22.    Issuance of New Right Certificates.    Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

        Section 23.    Redemption.

          (a)   The Board may, at any time prior to the Flip-In Event, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (the redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock, or such other form of consideration as the Board shall determine.

          (b)   In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such offer from this Agreement or called a special meeting of stockholders by the end of the 90 Business Days following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the Common Stock then outstanding may submit to the Board, not earlier than 90 Business Days nor later than 120 Business Days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand complying with the terms of this Section 23(b) (the "Special Meeting Demand") directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a "Special Meeting") a resolution exempting such Qualifying Offer from the provisions of this Agreement (the "Qualifying Offer Resolution"). For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the ninetieth Business Day following commencement (or, if later, the first existence) of a Qualifying Offer. The Board shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote at the Special Meeting to be convened within 90 Business Days following the Special Meeting Demand; provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement (the "Special Meeting Period"). A Special Meeting Demand must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth, as to the stockholders of record making the request, (i) the names and addresses of such stockholders as they appear on the Company's books and records, (ii) the class and number of Common Stock which are owned by each of such stockholders and (iii) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution or no position with respect thereto, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section 23(b), and the Qualifying Offer continues to be a Qualifying Offer and either (y) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the "Outside Meeting Date") or (z) if, at the Special Meeting at which a quorum is present, a majority of the holders of Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon as of the record date for the Special Meeting shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement so long as it remains a Qualifying Offer. Such exemption shall be effective on the Close of Business on the tenth Business Day after (a) the Outside Meeting Date or (b) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the "Exemption Date"). Notwithstanding anything herein to the contrary, no vote by stockholders not in compliance with the provisions of this Section 23(b) shall serve to exempt any offer from the terms of this Agreement.

          (c)   Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights (or such later time as the Board may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

        Section 24.    Exchange.

          (a)   The Board may, at its option, at any time after the Flip-In Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (such amount per Right being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person shall have become the Beneficial Owner of shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

          (b)   Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

          (c)   The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of

  Preferred Stock or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

          (d)   Following the action of the Board ordering the exchange of any Rights pursuant to this Section 24, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the shares of Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 are not received by holders of Rights that have become void pursuant to Section 11(a)(ii). Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the "Trust Agreement"). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the "Trust") all or a portion (as designated by the Board) of the shares of Common Stock or such other securities issuable pursuant to the exchange, and all holders of Rights entitled to receive such shares of Common Stock or other securities shall be entitled to receive such shares of Common Stock or other securities (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock or other such securities in any Person's name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be void pursuant to Section 11(a)(ii) and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid, and nonassessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

        Section 25.    Notice of Certain Events.

          (a)   In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

          (b)   In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof.

          Section 26.    Notices.    Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

    Old Second Bancorp, Inc.
    37 South River Street
    Aurora, Illinois 60507
    Attention: Chief Executive Officer

  Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

    Old Second National Bank
    37 South River Street
    Aurora, Illinois 60507
    Attention: President

  Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company. Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a public filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Agreement and no other notice need be given to such holders.

          Section 27.    Supplements and Amendments.    Except as provided in the penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights, provided, however, that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an

  Acquiring Person), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, provided further that any supplement or amendment that does not amend Sections 18, 19, 20 or 21 hereof in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

          Section 28.    Successors.    All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section 29.    Benefits of this Agreement.    Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

          Section 30.    Determinations and Actions by the Board.    The Board shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (b) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith shall (a) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties and (b) not subject the Board, or any of the directors serving on the Board, to any liability to the holders of the Rights or any other Person.

          Section 31.    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          Section 32.    Governing Law.    This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

          Section 33.    Counterparts.    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          Section 34.    Descriptive Headings.    Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          Section 35.    Force Majeure.    Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

[Remainder of Page Left Intentionally Blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

OLD SECOND BANCORP, INC.
By:	/s/ WILLIAM B. SKOGLUND
Name:	William B. Skoglund
Title:	President and CEO
OLD SECOND NATIONAL BANK, as Rights Agent
By:	/s/ J. DOUGLAS CHEATHAM
Name:	J. Douglas Cheatham
Title:	EVP and CFO

 EXHIBIT A

Form of Right Certificate

Certificate No. R-

  NOT EXERCISABLE AFTER SEPTEMBER 12, 2015 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE AMENDED AND RESTATED RIGHTS AGREEMENT AND TAX BENEFITS PRESERVATION PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

OLD SECOND BANCORP, INC.

        This certifies that                                    or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement and Tax Benefits Preservation Plan, dated as of September 12, 2012 as the same may be amended from time to time (the "Rights Agreement"), between Old Second Bancorp, Inc., a Delaware corporation (the "Company"), and Old Second National Bank, as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Aurora, Illinois time, on September 12, 2015 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of the Company at a purchase price of $10.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of September 12, 2012, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

        This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

        This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares (or fractions of shares) of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for shares of the Company's Common Stock, par value $1.00 per share, or shares of Preferred Stock.

        No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

        No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

        This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

[Remainder of Page Intentionally Blank]

        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                        , 201  .

OLD SECOND BANCORP, INC.
By:
[Title]
ATTEST:
[Title]

Countersigned:
OLD SECOND NATIONAL BANK, as Rights Agent
By
[Title]

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

        FOR VALUE RECEIVED                                                   hereby sells, assigns and transfers unto

(Please print name and address of transferee)

                 Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint

Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Medallion Guaranteed:

        Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

(To be completed)

        The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate—continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Right Certificate)

To Old Second Bancorp, Inc.:

        The undersigned hereby irrevocably elects to exercise                      Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated:
Signature

(Signature must conform to holder specified on Right Certificate)

Signature Medallion Guaranteed:

        Signature must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934 as amended.

Form of Reverse Side of Right Certificate—continued (To be completed)

        The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

NOTICE

        The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

        In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

 EXHIBIT B

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE TAX
BENEFITS PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY
PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS
DEFINED IN THE TAX BENEFITS PLAN) AND CERTAIN
TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND
WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
OLD SECOND BANCORP, INC.

        On September 17, 2002, the board of directors (the "Board") of Old Second Bancorp, Inc. (the "Company"), declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $1.00 per share, of the Company (the "Common Stock"). The dividend was paid, on or about, October 10, 2002 to the shareholders of record on September 27, 2002 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, $1.00 par value per share, of the Company (the "Preferred Stock") at a price of $135.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights were initially set forth in the Rights Agreement, between the Company and Old Second National Bank, as Rights Agent (the "Rights Agent"), dated as of September 17, 2002 (the "Rights Agreement").

        On August 21, 2012, the Board approved an amendment to the Rights Agreement. On September 12, 2012 (the "Effective Date"), the Company executed the amendment and entered into the Amended and Restated Rights Agreement and Tax Benefits Preservation Plan, between the Company and the Rights Agent (the "Tax Benefits Plan"). The Tax Benefits Plan will be brought to a shareholder vote at the Company's 2013 annual meeting and will be rescinded if not ratified by the Company's shareholders. The Tax Benefits Plan amends, restates and replaces the Rights Agreement, which previously governed the Rights granted thereunder. The purpose of the Tax Benefits Plan is to protect the Company's ability to utilize certain tax assets, including its net operating losses (collectively, the "Tax Benefits"), to offset future income. Because the Tax Benefits Plan only amends and restates the Rights Plan, the Company has not and will not declare a new dividend in connection with the Tax Benefits Plan. The Tax Benefits Plan, among other things, (i) extends the term of the Rights granted under the Rights Plan to September 12, 2015 and (ii) changes the Purchase Price (as defined in the Tax Benefits Plan) to $10.00 per Right, subject to adjustment. The description and terms of the Rights are set forth in the Tax Benefits Plan, as the same may be amended from time to time.

        In addition to the changes set forth above, the Rights will not be exercisable until the earlier to occur of (i) the tenth day after the first date of a public announcement (which shall include, without limitation, a report filed or amended pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person (as defined below) that an Acquiring Person has become such, or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person or (ii) the tenth day after the date (or such later date as may be determined by action of the Board prior to such time as any person becomes an Acquiring Person) of the commencement by any person of (or, if earlier, of the first public announcement of the intention of such person) to commence) a tender or exchange offer the consummation of which would result in any person becoming an Acquiring Person. The date the Rights become exercisable is referred to as the "Distribution Date." Prior to the Distribution Date, the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Effective Date, by such Common Stock certificate together with this Summary of Rights.

        As used in the Tax Benefits Plan, an "Acquiring Person" means, in general, any person or group that has become a "5-percent shareholder" of the Company, other than (i) the Company or any subsidiary or employee benefit plan or compensation arrangement of the Company, (ii) the U.S. government, (iii) certain existing "5-percent shareholders" so long as each such shareholder does not acquire more than a specified number of additional shares of the Company's stock; (iv) certain other "grandfathered persons" (as described in the Tax Benefits Plan), so long as such "grandfathered persons" satisfy the applicable requirements in the Tax Benefits Plan; (v) any person or group that the Board determines, in its sole discretion, has inadvertently become a "5-percent shareholder" (or inadvertently failed to continue to qualify as a "grandfathered person"), so long as such person or group promptly divests sufficient shares so as to no longer own 5% of the Company's stock; (vi) any person or group that has become a "5-percent shareholder" (or inadvertently fails to continue to qualify as a "grandfathered person"), so long as such person or group satisfies the applicable requirements set forth in the Tax Benefits Plan; (vii) any person or group that the Board determines, in its sole discretion has not jeopardized or endangered the Company's utilization of its Tax Benefits, so long as each such shareholder does not acquire any additional shares of the Company's stock and so long as our Board does not, in its sole discretion, make a contrary determination; and (viii) any person that acquires at least a majority of the Company's stock in connection with an offer satisfying various conditions set forth in the Tax Benefits Plan, including being a fully financed all-cash tender offer for any and all of the then outstanding shares of the Company at the same per-share consideration.

        The Tax Benefits Plan provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Effective Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Tax Benefits Plan by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the amendment of the Rights pursuant to the Tax Benefits Plan (as amended, the "Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

        The Rights are not exercisable until the Distribution Date. The Rights will expire on September 12, 2015 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below, or the date that the Company's board of directors determines that the Company no longer has any Tax Benefits.

        The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

        The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

        Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

        In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

        In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of Common Stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

        At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company's preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

        In addition, if the Company receives a Qualifying Offer (as defined below) and the Board has not redeemed the outstanding Rights or exempted such offer from the Tax Benefits Plan or called a special meeting of shareholders by the end of the 90 business days following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the Common Stock then outstanding may submit to the Board, not earlier than 90 business days nor later than 120 business days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand directing the Board to submit to a vote of shareholders at a special meeting of the shareholders of the Company a resolution exempting such Qualifying Offer from the provisions of this Agreement. A special meeting demand must be delivered to the secretary of the Company at the principal executive offices of the Company and must set forth, as to the shareholders of record making the request, (i) the names and addresses of such shareholders as they appear on the Company's books and records, (ii) the class and number of Common Stock which are owned by each of such shareholders and (iii) in the case of Common Stock that is owned beneficially by another person, an executed certification by the holder of record that such holder has executed such special meeting demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer or no position with respect thereto, as it determines to be appropriate in the exercise of its duties. In the event that no person has become an Acquiring Person prior to the redemption date for the Qualifying Offer, and the Qualifying Offer continues to be a Qualifying Offer and either (y) the special meeting of shareholders is not convened on or prior to the last day of the period for calling such meeting set forth in the Tax Benefits Plan or (z) if, at the special meeting at which a quorum is present, a majority of the holders of Common Stock present or represented by proxy at the special meeting and entitled to vote thereon as of the record date for the special meeting shall vote in favor of the Qualifying Offer, then the Qualifying Offer shall be deemed exempt from the application of the Tax Benefits Plan so long as it remains a Qualifying Offer.

        For purposes of the Tax Benefits Plan, "Qualifying Offer" shall mean an offer determined by a majority of the Company's independent directors to have the following characteristics, among others: (i) fully financed all-cash tender offer for all of the outstanding shares of the Common Stock; (ii) commenced within the meaning of Rule 14d-2(a) of the Exchange Act and made by an offeror that beneficially owns no more than 50% of the outstanding shares of Common Stock; and (iii) irrevocable for at least 120 days and in writing.

        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

        At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price") payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

        For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Tax Benefits Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Tax Benefits Plan in any manner that does not adversely affect the interests of holders of the Rights.

        Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

        A copy of the Tax Benefits Plan has been filed with the Securities and Exchange Commission as an Exhibit to Form 8-K dated September 13, 2012. A copy of the Tax Benefits Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Plan, as the same may be amended from time to time, which is hereby incorporated herein by reference.

PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD

OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

OLD SECOND BANCORP, INC. TO BE HELD ON MAY 21, 2013

The undersigned hereby appoints William Meyer, Gerald Palmer, and James C. Schmitz, or any two of them acting in the absence of the other, the undersigned’s attorneys and proxies, with full power of substitution, to vote all shares of common stock of Old Second Bancorp, Inc., which the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders to be held at Waubonsee Community College, 18 S. River Street, Aurora, Illinois on the 21st day of May, 2013 at 10:00 a.m., central time, and at any and all postponements or adjournments of the meeting.

1.              Election of Directors:

FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
☐	☐

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)

Edward Bonifas, William Meyer, William B. Skoglund

2.              Approval, in a non-binding, advisory vote, of our executive compensation disclosed in the Proxy Statement for the Annual Meeting of Stockholders.

☐	☐	☐
For	Against	Abstain

3.              Approval, in a non-binding, advisory vote, the frequency with which stockholders will vote on future say-on-pay proposals.

☐	☐	☐
Every Year	Every Two Years	Every Three Years

4.              Ratification and approval of the Amended and Restated Rights Agreement and Tax Benefits Preservation Plan, between Old Second Bancorp, Inc., and Old Second National Bank, as Rights Agent, dated September 12, 2012.

☐	☐	☐
For	Against	Abstain

5.              Ratification and approval of the selection of Plante & Moran, PLLC as our independent registered public accountants for the fiscal year ending December 31, 2013.

☐	☐	☐
For	Against	Abstain

6.              In accordance with their discretion, upon all other matters that may properly come before the Annual Meeting and any postponements or adjournments of the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED UNDER PROPOSAL 1, “FOR” PROPOSALS 2, 4 AND 5 AND “EVERY YEAR” IN PROPOSAL 3.

Dated: , 2013

Signature(s)

NOTE:  PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE.  ALL JOINT OWNERS OF SHARES SHOULD SIGN.  STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.  PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.

(over)

PLEASE INDICATE WHETHER YOU WILL BE ATTENDING THE ANNUAL MEETING ON MAY 21, 2013:

The meeting will be held at Waubonsee Community College, 18 S. River Street, Aurora, Illinois.

☐ Yes, I plan to attend the meeting.

☐ No, I do not plan to attend the meeting.

Signed:

QuickLinks

PROPOSAL 1: ELECTION OF DIRECTORS
NOMINEES
CONTINUING DIRECTORS
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITY 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
PROPOSAL 2
NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION
PROPOSAL 3: ADVISORY (NON-BINDING) VOTE RELATING TO THE FREQUENCY OF FUTURE STOCKHOLDER VOTES ON THE COMPENSATION OF CERTAIN EXECUTIVE OFFICERS
PROPOSAL 4: RATIFICATION OF OUR AMENDED AND RESTATED RIGHTS AGREEMENT AND TAX BENEFITS PRESERVATION PLAN
PROPOSAL 5: RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
GENERAL
AMENDED AND RESTATED RIGHTS AGREEMENT AND TAX BENEFITS PRESERVATION PLAN
  EXHIBIT A
RIGHT CERTIFICATE OLD SECOND BANCORP, INC.
FORM OF ASSIGNMENT
NOTICE
  EXHIBIT B
UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE TAX BENEFITS PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE TAX BENEFITS PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE. SUMMARY OF RIGHTS TO PURCHASE SHARES OF PREFERRED STOCK OF OLD SECOND BANCORP, INC.